UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CALAMOS® ADVISORS TRUST

CALAMOS® INVESTMENT TRUST

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CALAMOS® ADVISORS TRUST

CALAMOS® INVESTMENT TRUST

2020 Calamos Court
Naperville, Illinois 60563-2787
1-866-363-9219

July 2, 2025

Dear Shareholder:

You are cordially invited to attend a joint special meeting of shareholders of each of the trusts named above (each, a "Trust"), on behalf of each fund and portfolio organized as a series of the Trusts (each a "Fund" and collectively, the "Funds") which will be held on Tuesday, August 19, 2025, at 3:00 p.m., central time, in the Calamos Café on the lower level of the offices of CALAMOS ADVISORS LLC, each Fund's investment adviser, 2020 Calamos Court, Naperville, Illinois.

The meeting has been called by the Board of Trustees of each Trust to elect the trustees of each Trust, approve certain changes to each Trust's Agreement and Declaration of Trust, and, with respect to Calamos Market Neutral Income Fund, Calamos Convertible Fund, Calamos Growth Fund, Calamos Growth and Income Fund, and Calamos Growth and Income Portfolio, approve the elimination of a fundamental investment restriction limiting a fund's investment in illiquid securities to no more than 10% of net assets, as more fully discussed in the proxy statement.

Enclosed with this letter are the formal notice of the meeting, answers to questions you may have about the proposal, and the proxy statement. If you have any questions about the enclosed proxy or need any assistance in voting your shares or need directions to the meeting of shareholders, please call 1-800-758-5880.

Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Sincerely,

John P. Calamos, Sr.
Trustee and President

CALAMOS® ADVISORS TRUST

CALAMOS® INVESTMENT TRUST

Answers to Some Important Questions

Q. What am I being asked to vote "For" on this proxy?

A. You are asked to vote on the following proposals:

(1)  for the election of trustees to the board of each Trust for which you are an eligible shareholder;

(2)  for the amendment of the Agreement and Declaration of Trust of each Trust for which you are an eligible shareholder to remove the ability of shareholders to remove trustees of each Trust;

(3)  for the amendment of the Agreement and Declaration of Trust of each Trust for which you are an eligible shareholder to modernize provisions relating to shareholder meetings, remove the ability of shareholders to call shareholder meetings and remove the ability of shareholders to request certain information;

(4)  for the amendment of the Agreement and Declaration of Trust of each Trust for which you are an eligible shareholder to permit reorganizations and termination of the Trust or series of the Trust without shareholder approval unless required by applicable law;

(5)  for the amendment of the Agreement and Declaration of Trust of each Trust for which you are an eligible shareholder to permit amendments to each Agreement and Declaration of Trust without shareholder approval;

(6)  for the amendment of the Agreement and Declaration of Trust of each Trust for which you are an eligible shareholder to add requirements governing direct and derivative shareholder claims;

(7)  for shareholders of Calamos Market Neutral Income Fund, Calamos Convertible Fund, Calamos Growth Fund, Calamos Growth and Income Fund, and Calamos Growth and Income Portfolio only, for the elimination of a fundamental investment restriction limiting a fund's investment in illiquid securities to no more than 10% of net assets.

Q. Why am I being asked to approve specific elements of the amendments to each Trust's Agreement and Declaration of Trust of each Trust?

A. The board of trustees believes the amendments will modernize the Agreement and Declaration of Trusts and clarify certain powers of the

CALAMOS® ADVISORS TRUST

CALAMOS® INVESTMENT TRUST

board of trustees and shareholder rights, among other things. You are being asked for specific approvals of items that could be viewed as changes that substantively affect shareholder rights.

Q. Are the proposals contingent on one another?

A. No, the proposals are not contingent on one another. If only some of the proposals are approved by shareholders, only those proposals will become effective upon such approval. Any proposals not approved by shareholders will not become effective. The proposed amendments to the Agreement and Declaration of Trust for each Trust will go into effect only if approved by the respective shareholders of each Fund which is a series of each Trust, voting separately.

Q. How does the board of trustees suggest that I vote?

A. The trustees of each Trust unanimously recommend that you vote "For" each of the above proposals.

Q. How can I vote?

A. Details about voting can be found in the proxy statement under the heading "More Information about the Meeting — How to Vote."

You can vote by completing, signing and dating your proxy card, and mailing it in the enclosed envelope.

You may vote in person if you are able to attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail. That will ensure that your vote is counted, should your plans change.

CALAMOS® ADVISORS TRUST

CALAMOS® INVESTMENT TRUST

This information summarizes information that is included
in more detail in the proxy statement. We urge you to read
the proxy statement carefully.

If you have questions, call 1-800-758-5880.

CALAMOS® ADVISORS TRUST

CALAMOS® INVESTMENT TRUST

2020 Calamos Court
Naperville, Illinois 60563-2787
1-866-363-9219

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
August 19, 2025

A joint special meeting of shareholders of each trust named above (each, a "Trust"), on behalf of each fund and portfolio organized as a series of the Trusts (each, a "Fund," and collectively, the "Funds") has been called to be held in the Calamos Café on the lower level of the offices of CALAMOS ADVISORS LLC, each Fund's investment adviser, 2020 Calamos Court, Naperville, Illinois, at 3:00 p.m., central time, on Tuesday, August 19, 2025 for the following purposes:

(1)  for the election of trustees to the board of each Trust for which you are an eligible shareholder;

(2)  for the amendment of the Agreement and Declaration of Trust of each Trust for which you are an eligible shareholder to remove the ability of shareholders to remove trustees of each Trust;

(3)  for the amendment of the Agreement and Declaration of Trust of each Trust for which you are an eligible shareholder to modernize provisions relating to shareholder meetings, remove the ability of shareholders to call shareholder meetings and remove the ability of shareholders to request certain information;

(4)  for the amendment of the Agreement and Declaration of Trust of each Trust for which you are an eligible shareholder to permit the reorganizations and termination of the Trust or series of the Trust without shareholder approval unless required by applicable law;

(5)  for the amendment of the Agreement and Declaration of Trust of each Trust for which you are an eligible shareholder to permit amendments to each Agreement and Declaration of Trust without shareholder approval;

(6)  for the amendment of the Agreement and Declaration of Trust of each Trust for which you are an eligible shareholder to add requirements governing direct and derivative shareholder claims;

(7)  for shareholders of Calamos Market Neutral Income Fund, Calamos Convertible Fund, Calamos Growth Fund, Calamos

CALAMOS® ADVISORS TRUST

CALAMOS® INVESTMENT TRUST

Growth and Income Fund, and Calamos Growth and Income Portfolio only, for the elimination of a fundamental investment restriction limiting a fund's investment in illiquid securities to no more than 10% of net assets.

The election of a nominee to the Board of Trustees of a Trust requires the affirmative vote of a plurality of the votes cast at the Meeting of that Trust's shareholders.

An amendment to the Agreement and Declaration of Trust of each Trust requires the affirmative vote of a majority of the outstanding shares of each Fund of each Trust.

The elimination of the fundamental investment restriction of Calamos Market Neutral Income Fund, Calamos Convertible Fund, Calamos Growth Fund, Calamos Growth and Income Fund, and Calamos Growth and Income Portfolio requires the affirmative vote of a majority of the outstanding shares of each Fund. For purposes of this approval, a "majority" of the outstanding shares of each Fund means the approval of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of the Fund are present or represented at the Meeting by proxy.

Shareholders of record as of the close of business on June 20, 2025 are entitled to notice of, and to vote at, the meeting (or any adjournment of the meeting).

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on August 19, 2025: This Notice and the Proxy Statement are available on the Internet at www.Calamos.com/fundproxy.

By Order of the Board of Trustees of each Trust,

/s/ Erik D. Ojala
Erik D. Ojala
Secretary

July 2, 2025
Naperville, Illinois

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

CALAMOS® ADVISORS TRUST ("ADVISORS TRUST")

CALAMOS® INVESTMENT TRUST ("INVESTMENT TRUST")

2020 Calamos Court
Naperville, Illinois 60563-2787
1-866-363-9219

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders
August 19, 2025

This joint proxy statement is being sent to you by the board of trustees of each trust named above (each, a "Trust"), on behalf of each fund and portfolio organized as a series of the Trusts (each a "Fund" and collectively, the "Funds"). Advisors Trust is comprised of a single series, Calamos Growth and Income Portfolio. Investment Trust is comprised of twenty series which are listed in Appendix A to this proxy statement. The board of each Trust is asking you to complete and return the enclosed proxy card(s), permitting your shares of the Fund to be voted at the joint meeting of shareholders called to be held on August 19, 2025. Shareholders of record at the close of business on June 20, 2025 (the "record date") are entitled to vote at the meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share. This joint proxy statement and enclosed proxy are first being mailed to shareholders on or about July 2, 2025. Each Trust's board has determined that the use of this joint proxy statement for each special meeting is in the best interest of each Fund and its shareholders in light of the matters being considered and voted on by the shareholders.

You should have received your Fund's annual report to shareholders for the fiscal year ended October 31, 2024 (for Investment Trust) or December 31, 2024 (for Advisors Trust). If you would like another copy of the annual report, please write to or call the Fund at the address or telephone number shown at the top of this page. The report will be sent to you without charge.

CALAMOS ADVISORS LLC, each Fund's investment adviser, is referred to as "Calamos Advisors." Calamos Advisors is a wholly owned subsidiary of CALAMOS INVESTMENTS LLC ("CILLC"). CILLC's assets under management as of December 31, 2024, were $40 billion ($38 billion of which represented Calamos Advisors' assets under management). CALAMOS ASSET MANAGEMENT, INC. ("CAM") is the sole manager of CILLC.

As of December 31, 2024, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by CALAMOS PARTNERS ("CPL") and John P. Calamos, Sr. CAM was owned by John P. Calamos, Sr. and John S. Koudounis, and

CPL was owned by John S. Koudounis and CALAMOS FAMILY PARTNERS, INC. ("CFP"). CFP was beneficially owned by members of the Calamos family, including John P. Calamos, Sr. The Funds and Calamos Advisors may be contacted at the same address noted above.

SUMMARY OF PROPOSALS

Proposals	Funds entitled to vote
1. For the election of Trustees.	Advisors Trust: Shareholders of Calamos Growth and Income Portfolio. Investment Trust: Shareholders of each Fund listed on Appendix A.
2. Remove the Ability of Shareholders to Remove Trustees	Advisors Trust: Shareholders of Calamos Growth and Income Portfolio. Investment Trust: Shareholders of each Fund listed on Appendix A.

3. Modernize Provisions Relating to Shareholder Meetings (e.g., Notice, Record Date, Quorum); Remove Ability of Shareholders to Call Meeting; Remove Ability of Shareholders to Request Certain Information

Advisors Trust: Shareholders of Calamos Growth and Income Portfolio. Investment Trust: Shareholders of each Fund listed on Appendix A.
4. Permit Reorganizations and Terminations of a Trust or Series of the Trust without Shareholder Approval Unless Required by Applicable Law (i.e., 1940 Act)	Advisors Trust: Shareholders of Calamos Growth and Income Portfolio. Investment Trust: Shareholders of each Fund listed on Appendix A.
5. Permit Amendments to each Trust's Declaration of Trust without Shareholder Approval	Advisors Trust: Shareholders of Calamos Growth and Income Portfolio. Investment Trust: Shareholders of each Fund listed on Appendix A.
6. Include Requirements Relating to Direct and Derivative Shareholder Claim	Advisors Trust: Shareholders of Calamos Growth and Income Portfolio. Investment Trust: Shareholders of each Fund listed on Appendix A.
7. To approve the elimination of a fundamental investment restriction limiting a fund's investment in illiquid securities to no more than 10% of net assets.	Advisors Trust: Shareholders of Calamos Growth and Income Portfolio.
Investment Trust: Shareholders of Calamos Market Neutral Income Fund, Calamos Convertible Fund, Calamos Growth Fund, and Calamos Growth and Income Fund.

PROPOSAL 1: ELECTION OF TRUSTEES

Six trustees are to be elected to the board of each Trust. The nominees for the board of each Trust are Hugh P. Armstrong, John S. Koudounis, Jeffrey S. Phlegar, Karen L. Stuckey, Christopher M. Toub and Lloyd A. Wennlund. Each nominee, except for Hugh P. Armstrong, John S. Koudounis and Jeffrey S. Phlegar, is currently a trustee of each Trust.

Unless otherwise directed, the persons named on the accompanying proxy card(s) intend to vote at the meeting FOR the election of each nominee as described above. Currently, there are seven trustees, six of whom are non-interested trustees. If each of the nominees are elected at the meeting of the shareholders, there will be ten trustees, eight of whom will be non-interested trustees. In accordance with each Trust's Agreement and Declaration of Trust, each elected nominee will serve as a trustee until the Trust terminates; until such nominee's death, resignation, retirement or removal; or until his or her successor is duly elected. If a nominee is unable to serve because of an event not now anticipated, the persons named as proxyholders may vote for another person designated by the board of trustees.

The following tables set forth the trustees' and nominees' position(s) with each Trust, year of birth, principal occupation during the past five years, other directorships, and the year in which they first became trustees of the respective Trusts.

Nominee for election at the meeting who is an interested person of each Trust:

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee		Principal Occupation(s) During Past 5 Years and Other Directorships Held
John S. Koudounis (1966)**^	Nominee	71	^ (if elected)

President (since February 2021) and Chief Executive Officer, Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors, Calamos Wealth Management LLC, and Calamos Financial Services LLC (since 2016); Chairman and Chief Executive Officer (since 2022), Calamos Antetokounmpo Asset Management LLC; prior thereto, Director, Calamos Asset Management, Inc. (since 2016); prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

*  The address of each of the trustees is 2020 Calamos Court, Naperville, Illinois 60563-2787.

**  If elected, Mr. Koudounis will be a trustee who is an "interested person" of the Trusts as defined in the Investment Company Act of 1940, as amended (the "1940 Act") because he is an officer of each Trust and is an affiliated person of Calamos Advisors and CFS.

^  Mr. Koudounis is the only Nominee of the Trusts who oversees the Calamos Aksia Alternative Credit and Income Fund and the Calamos Aksia Private Equity and Alternatives Fund.

Nominees for election at the meeting who are not interested persons of each Trust:

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee		Principal Occupation(s) During Past 5 Years and Other Directorships Held
Hugh P. Armstrong (1961)	Nominee	69	(if elected)

Partner (1997-2021) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1988-1997); Chair of the Board of Trustees of Escuela De Guadalupe School (since 2024 and Trustee 2014-2017 and since 2021); Trustee and Treasurer of Denver Ballet Guild Endowment Trust (since 2021); Director of the Friends of Queen's University of Belfast, (since 2024); Former Chair of the Board and Trustee of St. Mary's Academy (2004-2012); Former Chair and President of the Learning Source (1999-2004)

Jeffrey S. Phlegar (1966)	Nominee	69	(if elected)

Chairman and CEO of MacKay Shields (2011-2024); EVP and Chief Investment Officer AllianceBernstein (1988-2011); former Senior member of the Management and M&A Committees of New York Life Investment Management, LLC (2018-Q1/2024); Chairman of the Plainview Funds (Irish QIAF) Board of Directors (2013-Q1/2024); Advisory Committee Member – Brewer Lane Ventures Fund I & II (2020-Present)

Karen L. Stuckey (1953)	Trustee (since December 2019)	69

Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1975-1990); Member of Executive, Nominating, and Audit Committees and Chair of Finance Committee (1992-2006); Emeritus Trustee (since 2007) of Lehigh University; formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)

Christopher M. Toub (1959)	Trustee (since December 2019)	69		Private investor; formerly Director of Equities, Alliance Bernstein LP (until 2012)

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Lloyd A. Wennlund (1957)	Trustee (since 2018)	69

Board Member, Mutual Fund Directors Forum (2023-present); Trustee and Chairman, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

*  The address of each of the trustees and nominees is 2020 Calamos Court, Naperville, Illinois 60563-2787.

Continuing trustees who are not interested persons of each Trust:

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee		Principal Occupation(s) During Past 5 Years and Other Directorships Held
John E. Neal (1950)	Trustee (since 2001); Lead Independent Trustee (since July 2019)	71	^

Retired; private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); formerly, Director, Centrust Bank (Northbrook, Illinois community bank) (until 2024); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly, Partner, Linden LLC (health care private equity) (until 2018)

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Virginia G. Breen (1964)	Trustee (since 2015)	69

Private investor; Trustee, UBS NY Fund Cluster (open-end funds) (since 2023)***; Director Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (2004-2023); Director, Tech and Energy Transition Corporation (blank check company) (2021-2023)

William R. Rybak (1951)	Trustee (since 2002)	69

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, Jackson Credit Opportunities Fund (since 2023); Jackson Real Assets Fund (since 2024) (interval fund), JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020), and JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; formerly Trustee, Lewis University (2012-2024); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

^  Mr. Neal is the only Trustee of the Trusts who oversees the Calamos Aksia Alternative Credit and Income Fund and the Calamos Aksia Private Equity and Alternatives Fund.

*  The address of each of the trustees and nominees is 2020 Calamos Court, Naperville, Illinois 60563-2787.

**  Overseeing 131 portfolios in fund complex.

***  Overseeing 39 portfolios in fund complex.

****  Overseeing 23 portfolios in fund complex.

*****  Overseeing three portfolios in fund complex.

Continuing trustee who is an interested person of each Trust:

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
John P. Calamos, Sr.** (1940)	Chairman, Trustee and President (of Calamos Investment Trust since 1988, of Calamos Advisors Trust since 1999)	69

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. ("CAM"), Calamos Investments LLC ("CILLC"), Calamos Advisors LLC ("Calamos Advisors") and its predecessor and Calamos Wealth Management LLC ("CWM"); Global Chief Investment Officer, Calamos Antetokounmpo Asset Management LLC ("CGAM"); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC ("CFS") and its predecessor, CAM, CILLC, Calamos Advisors, and CWM

*  The address of the trustee is 2020 Calamos Court, Naperville, Illinois 60563-2787.

**  Mr. Calamos is a trustee who is an "interested person" of the Funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act") because he is an officer of each Fund and is an affiliated person of Calamos Advisors and CFS.

Officers. John P. Calamos, Sr. is president of each Trust. The earlier table gives more information about Mr. Calamos. The following table sets forth each other officer's name and year of birth, position with each Trust, principal occupation during the past five years, and the date on which he first became an officer of each Trust. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the board of trustees.

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Stephen Atkins (1965)	Treasurer (since 2020)

Senior Vice President, Head of Fund Administration (since 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (2019-2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Thomas P. Kiley III (1968)	Vice President (since 2024)

Senior Vice President, Chief Distribution Officer (since 2024), CAM, CILLC, and Calamos Advisors; Principal Executive Officer and Chief Distribution Officer (since 2024), CFS; Vice President (since 2024), CGAM; prior thereto Managing Director, RIA Eastern Divisional Sales Manager, Blackrock Investments, Inc. (2017-2024)

Thomas E. Herman (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since 2019)

Executive Vice President (since 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer (since 2022), CGAM; prior thereto Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Erik D. Ojala (1975)	Vice President and Secretary (since September 2023)

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2022-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2022-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; Chief Compliance Officer, Harbor ETF Trust (2021-2023); and Chief Compliance Officer of Harbor Funds (2017-2023)

John S. Koudounis (1966)	Vice President (since 2016)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Director, CAM (since 2016); Chairman and Chief Executive Officer (since 2022), CGAM; prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Name, Year of Birth and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Mark J. Mickey (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)
Daniel Dufresne (1974)	Vice President (since 2021)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2021); President (since 2022), CGAM; prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020)

*  The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563-2787.

Committees of the Boards of Trustees. Each Trust's board of trustees currently has five standing committees:

Executive Committee. Messrs. Calamos and Neal are members of the executive committee of each board, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. John P. Calamos, Sr. is an interested trustee of each Trust.

Dividend Committee. Mr. Calamos serves as the sole member of the dividend committee of each board. Each dividend committee is authorized, subject to board review, to declare distributions on the respective Trust's shares in accordance with the Trust's distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee. Messrs. Neal, Rybak (Chair), Toub and Wennlund and Mses. Breen and Stuckey serve on the audit committee of each board. The audit committees operate under a written charter adopted and approved by each board. The audit committees select independent auditors, approve services to be rendered by the auditors, monitor the auditors' performance, review the results of each Trust's audit, determine whether to recommend to the board that the Trust's audited financial statements be included in the Trust's annual report and respond to other matters deemed appropriate by the boards. All members of the audit committee are independent trustees of each Trust.

Governance Committee. Messrs. Neal, Rybak, Toub, and Wennlund and Mses. Breen (Chair) and Stuckey serve on the governance committee of each board. The governance committee operates under a written charter adopted and approved by each board. The governance committees oversee the independence and effective functioning of the boards of trustees and endeavor to be informed about good practices for mutual fund boards. The committees also make recommendations to their respective boards regarding compensation of independent trustees.

The governance committees also function as nominating committees by making recommendations to the boards of trustees regarding candidates for election as non-interested trustees. The governance committees look to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Funds, search firms that are compensated for their services and other third party sources. Any such search firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committees with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committees consider a number of factors, including a candidate's background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the written charter. Any prospective candidate is interviewed by the Trusts' trustees and officers, and references are checked. The governance committees will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committees for their consideration. Procedures for nominating a candidate are set forth in Appendix B to this proxy statement. A copy of the Governance Committee charter is available on the Trusts' website at https://www.calamos.com/resources/proxy-statement/.

Valuation Committee. Messrs. Neal, Rybak, Toub and Wennlund (Chair) and Mses. Breen and Stuckey serve on the valuation committee of each board. The valuation committees operate under a written charter approved by each board. The valuation committees oversee valuation matters of each Trust delegated to the pricing committee, including the fair valuation determinations and methodologies proposed and utilized by the valuation designee, review the Trusts' valuation procedures and their application by the valuation designee, review pricing errors and procedures for calculation of net asset value of each Fund and respond to other matters deemed appropriate by each board.

In addition to the above committees, each Trust's board of trustees has appointed and oversees a pricing committee comprised of officers of the Trust and employees of Calamos Advisors.

If elected to the board, it is anticipated that Mr. Armstrong and Mr. Phlegar will each serve on each Fund's Audit Committee, Governance Committee and Valuation Committee.

The following table shows the number of meetings the board and standing committees of each Trust held during its most recent fiscal year:

	Advisors Trust (fiscal year ended 12/31/2024)	Investment Trust (fiscal year ended 10/31/2024)
Board of Trustees	4	5
Executive Committee	0	0
Audit Committee	4	4
Governance Committee	3	2
Dividend Committee	0	12
Valuation Committee	4	4

All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees of each Trust held during each Trust's most recent fiscal year.

Leadership Structure and Qualifications of the Board of Trustees. Each Trust's board of trustees is responsible for oversight of their respective Funds. Each Trust has engaged Calamos Advisors to manage its respective Fund(s) on a day-to-day basis. Each board of trustees oversees Calamos Advisors and certain other principal service providers in the operations of their respective Funds. Each board of trustees is currently composed of seven members, six of whom are non-interested trustees. If the nominees are elected at the special meeting of shareholders, each board of trustees will be composed of ten members, eight of whom will be non-interested trustees. Each board of trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, each board of trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, each board of trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time-to-time, to assist each board of trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to each Trust.

The chairman of each board of trustees is an "interested person" of each Trust (as such term is defined in the 1940 Act). The non-interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos Advisors and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of the Trusts. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for each board and committee meeting and facilitates communication among each Trust's non-interested trustees. The trustees believe that each board of trustees' leadership structure is appropriate given the characteristics and circumstances of each Trust, including but not limited to, the asset size of the funds, comprising each Trust overseen by each board, the nature and number of funds overseen by each board, the total number of trustees, the range of experience represented on each board and each board's responsibilities. The trustees also believe that this structure facilitates the exercise of each board of trustees' independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

Each board of trustees, including the independent trustees, has unanimously concluded that, based on each trustee's and each nominee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees and nominees, each continuing trustee should serve, and each nominee should be nominated to serve, as a member of each Board. In making this determination, the board of trustees has taken into account the actual service of the current trustees during their tenure in concluding that each should continue to serve or be nominated to serve. The board of trustees also has considered each trustee's and each nominee's background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each trustee and nominee that led each board of trustees to conclude that he or she should serve as a trustee.

Each of Mses. Breen and Stuckey and Messrs. Calamos, Neal, Rybak, Toub and Wennlund has served for multiple years as a trustee of each Trust. In addition, each of Mses. Breen and Stuckey and Messrs. Armstrong, Calamos, Koudounis, Neal, Phlegar, Rybak, Toub, and Wennlund has more than 25 years of experience in the financial services industry. Each of Mses. Breen and Stuckey and Messrs. Calamos, Koudounis, Neal, Phlegar, Rybak, Toub, and Wennlund has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Neal, Phlegar, Rybak, Toub, and Wennlund has earned a Masters of Business Administration degree.

Risk Oversight. The operation of a registered investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Trusts, each board of trustees oversees risk through various regular board and committee activities. Each board of trustees, directly or through its committees, reviews reports from, among others, Calamos Advisors, each Trust's Compliance Officer, each Trust's independent registered public accounting firm, independent outside legal counsel, and internal auditors of Calamos Advisors or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of Calamos

Advisors and certain service providers. The actual day-to-day risk management with respect to the Funds resides with Calamos Advisors and other service providers to the Funds. Although the risk management policies of Calamos Advisors and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the board of trustees or Calamos Advisors, its affiliates or other service providers.

Trustee and Officer Compensation. Each Trust does not compensate any of the trustees who are affiliated persons of Calamos Advisors.

The compensation paid to the non-interested trustees of each Trust in the Fund Complex for their services as such consists of an annual retainer fee in the amount of $210,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee also receives a meeting attendance fee of $7,000 for any special board meeting attended in person, and $3,500 for any special board meeting attended by telephone. If Messrs. Armstrong and Phlegar are elected to the boards of trustees of the Trusts, they will receive the same compensation as the other non-interested trustees. The following table sets forth information with respect to the compensation paid by Investment Trust and the Fund Complex during the fiscal year ended October 31, 2024 to each of the trustees and officers then serving. Mr. Mickey is the only Trust officer who receives compensation from Investment Trust.

Name	Investment Trust	Pension or Retirement Benefits Accrued as Part of Investment Trust Expenses	Estimated Annual Benefits Upon Retirement	Fund Complex[1]
John P. Calamos, Sr.	$0	$0	$0	$0
Virginia Breen	$147,847	$0	$0	$231,250
John E. Neal[2]	$168,617	$0	$0	$321,250[3]
William R. Rybak	$154,771	$0	$0	$241,250
Karen Stuckey	$140,924	$0	$0	$221,250
Christopher Toub	$140,924	$0	$0	$221,250
Lloyd A. Wennlund	$147,847	$0	$0	$231,250
Mark J. Mickey	$131,155	$0	$0	$189,742

1  As of October, 31, 2024, the Fund Complex consisted of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short

Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust and Calamos Aksia Alternative Credit and Income Fund.

2  Includes fees deferred during the year pursuant to the deferred compensation plan described below. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one ore more of the Funds as selected by the trustee. As of October 31, 2024, the values of the deferred compensation accounts for Mr. Neal was $3,153,951.

3  Includes compensation received from the Calamos Aksia Alternative Credit and Income Fund in the amount of $60,000. Such compensation is subject to a different compensation schedule and allocation.

The following table sets forth information with respect to the compensation paid by Advisors Trust and the Fund Complex during the fiscal year ended December 31, 2024 to each of the trustees and officers then serving. Mr. Mickey is the only Trust officer who receives compensation from Advisors Trust.

Name	Advisors Trust	Pension or Retirement Benefits Accrued as Part of Advisors Trust Expenses	Estimated Annual Benefits Upon Retirement	Fund Complex[1]
John P. Calamos, Sr.	$0	$0	$0	$0
Virginia Breen	$1,602	$0	$0	$237,500
John E. Neal[2]	$1,821	$0	$0	$327,500[3]
William R. Rybak	$1,675	$0	$0	$247,500
Karen Stuckey	$1,529	$0	$0	$227,500
Christopher Toub	$1,529	$0	$0	$227,500
Lloyd A. Wennlund	$1,602	$0	$0	$237,500
Mark J. Mickey	$1,432	$0	$0	$189,742

1  The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust and Calamos Aksia Alternative Credit and Income Fund.

2  Includes fees deferred during the year pursuant to the deferred compensation plan described below. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one ore more of the Funds as selected by the trustee. As of December 31, 2024, the values of the deferred compensation accounts for Mr. Neal was $3,270,655.

3  Includes compensation received from the Calamos Aksia Alternative Credit and Income Fund in the amount of $60,000. Such compensation is subject to a different compensation schedule and allocation.

Each trust in the Fund Complex has adopted a deferred compensation plan for non-interested trustees (the "Plan"). Under the Plan, a trustee who is not an "interested person" of Calamos Advisors and has elected to participate in the Plan ("participating trustees") may defer receipt of all or a portion of his compensation from each trust in the Fund Complex in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating trustee is credited to the trustee's deferred compensation account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee's deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in Class I shares of one or more of the funds of Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan. As of October 31, 2024, the values of the deferred compensation accounts for Mr. Neal was $3,153,951.

Certain Relationships and Related Transactions. Each Trust has entered into an investment management agreement with Calamos Advisors. According to the terms of that agreement, Calamos Advisors provides portfolio management services to each Fund in consideration for fees based on the Fund's daily average net assets.

Required Vote. The election of a nominee to the board of trustees of a Trust requires the affirmative vote of a plurality of the votes cast at the meeting of that Trust's shareholders. Under a plurality vote, the candidate who receives the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because each nominee is running unopposed, each nominee is expected to be elected as a trustee, as each nominee who receives votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.

Beneficial Ownership Information. At March 31, 2025, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended ("Exchange Act")) shares of the Funds and of all Funds in the Fund Complex having values within the indicated dollar ranges. Mr. Armstrong and Mr. Phlegar, who are not currently trustees of the Trusts, did not beneficially own shares of any Fund as of March 31, 2025.

Trustee	Calamos Convertible Fund	Calamos Dividend Growth Fund	Calamos Evolving World Growth Fund	Calamos Global Convertible Fund	Calamos Global Equity Fund
John P. Calamos, Sr.[1]	Over $100,000	$10,001- $50,000	Over $100,000	Over $100,000	Over $100,000
Virginia G. Breen	None	None	None	None	None
John E. Neal	None	None	None	None	Over $100,000
William R. Rybak	$50,001- $100,000	None	None	None	None
Karen L. Stuckey	$50,001- $100,000	None	None	None	None
Christopher M. Toub	None	None	None	$50,001- $100,000	None
Lloyd A. Wennlund	$10,001- $50,000	None	None	None	None
John S. Koudounis[2]	None	None	None	None	None
Trustee	Calamos Global Opportunities Fund	Calamos Growth and Income Fund	Calamos Growth Fund	Calamos Hedged Equity Fund	Calamos High Income Opportunities Fund
John P. Calamos, Sr.[1]	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Virginia G. Breen	None	None	None	None	None
John E. Neal	Over $100,000	Over $100,000	Over $100,000	None	None
William R. Rybak	$50,001- $100,000	$50,001- $100,000	Over $100,000	None	$50,001- $100,000
Karen L. Stuckey	None	$10,001- $50,000	None	None	None
Christopher M. Toub	None	None	None	Over $100,000	None
Lloyd A. Wennlund	None	None	None	None	None
John S. Koudounis[2]	None	None	None	$50,001- $100,000	None

1  Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

2  Trustee nominee.

Trustee	Calamos International Growth Fund	Calamos International Small Cap Growth Fund	Calamos Market Neutral Income Fund	Calamos Merger Arbitrage Fund	Calamos Phineus Long/Short Fund
John P. Calamos, Sr.[1]	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Virginia G. Breen	None	None	None	None	Over $100,000
John E. Neal	None	None	Over $100,000	None	Over $100,000
William R. Rybak	None	None	$10,001- $50,000	None	None
Karen L. Stuckey	None	None	Over $100,000	None	None
Christopher M. Toub	None	None	None	None	$50,001- $100,000
Lloyd A. Wennlund	None	None	$10,001- $50,000	None	$10,001- $50,000
John S. Koudounis[2]	None	None	$50,001- $100,000	None	None
Trustee	Calamos Select Fund	Calamos Short-Term Bond Fund	Calamos Timpani Small Cap Growth Fund	Calamos Timpani SMID Growth Fund	Calamos Total Return Bond Fund
John P. Calamos, Sr.[1]	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Virginia G. Breen	None	None	None	None	None
John E. Neal	None	None	Over $100,000	Over $100,000	None
William R. Rybak	$50,001- $100,000	None	None	None	None
Karen L. Stuckey	None	None	$50,001- $100,000	None	None
Christopher M. Toub	None	None	Over $100,000	None	None
Lloyd A. Wennlund	$10,001- $50,000	None	$10,001- $50,000	$10,001- $50,000	None
John S. Koudounis[2]	None	None	None	Over $100,000	None
Trustee	Calamos Growth and Income Portfolio			Aggregate Dollar Range of Shares of All Funds in the Fund Complex
John P. Calamos, Sr.[1]	None			Over $100,000
Virginia G. Breen	None			Over $100,000
John E. Neal	None			Over $100,000
William R. Rybak	None			Over $100,000
Karen L. Stuckey	None			Over $100,000
Christopher M. Toub	None			Over $100,000
Lloyd A. Wennlund	None			Over $100,000
John S. Koudounis[2]	None			Over $100,000

At March 31, 2025, each trustee, and the trustees and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of each class of the Funds (and percentage of outstanding shares of that class) as follows:1

Fund	Class	Name of Trustee (or Trustees and Officers As a Group)	Shares Held	Percentage of Class Held
Calamos Evolving World Growth Fund	A*
	C*
	I	Trustees and Officers as a Group	1,307,818.508	7.41%
	I	John P. Calamos, Sr.	1,307,818.508	7.41%
Calamos Global Equity Fund	A*
	C*
	I	Trustees and Officers as a Group	1,830,994.706	30.84%
	I	John P. Calamos, Sr.	1,820,515.815	30.66%
	R6	Trustees and Officers as a Group	1,030.088	7.00%
	R6	John P. Calamos, Sr.	1,030.088	7.00%
Calamos Global Opportunities Fund	A*
	C*
	I	Trustees and Officers as a Group	335,670.309	2.59%
	I	John P. Calamos, Sr.	288,094.170	2.22%
Calamos Growth and Income Fund	A*
	C*
	I	Trustees and Officers as a Group	1,549,488.353	5.32%
	I	John P. Calamos, Sr.	1,530,263.081	5.25%
	R6*

Fund	Class	Name of Trustee (or Trustees and Officers As a Group)	Shares Held	Percentage of Class Held
Calamos Growth Fund	A*
	C*
	I	Trustees and Officers as a Group	2,770,823.748	52.23%
	I	John P. Calamos, Sr.	2,757,734.014	51.99%
Calamos Hedged Equity Fund	A*
	C*
	I	Trustees and Officers as a Group	2,927,268.937	7.42%
	I	John P. Calamos, Sr.	2,875,090.046	7.29%
Calamos High Income Opportunities Fund	A	Trustees and Officers as a Group	1,443,107.202	42.59%
	A	John P. Calamos, Sr.	1,443,107.202	42.59%
	C*
	I	Trustees and Officers as a Group	189,616.979	17.16%
	I	John P. Calamos, Sr.	179,851.333	16.28%

1  The Trustees and Officers of the Trusts, together as a group, beneficially owned less than 1% of the outstanding shares of any class of shares of the following Funds as of March 31, 2025: Calamos Market Neutral Income Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Dividend Growth Fund, Calamos Short Term Bond Fund, and Calamos Growth and Income Portfolio.

Fund	Class	Name of Trustee (or Trustees and Officers As a Group)	Shares Held	Percentage of Class Held
Calamos International Growth Fund	A*
	C*
	I	Trustees and Officers as a Group	1,737,538.624	19.88%

Fund	Class	Name of Trustee (or Trustees and Officers As a Group)	Shares Held	Percentage of Class Held
	I	John P. Calamos, Sr.	1,732,369.126	19.82%
	R6*
Calamos International Small Cap Growth Fund	A	Trustees and Officers as a Group	1,005.781	3.44%
	A	John P. Calamos, Sr.	1,005.781	3.44%
	C	Trustees and Officers as a Group	1,004.902	100.00%
	C	John P. Calamos, Sr.	1,004.902	100.00%
	I	Trustees and Officers as a Group	197,117.080	36.57%
	I	John P. Calamos, Sr.	197,117.080	36.57%
	R6	Trustees and Officers as a Group	1,007.005	100.00%
	R6	John P. Calamos, Sr.	1,007.005	100.00%
Calamos Merger Arbitrage Fund	A	Trustees and Officers as a Group	10,331.093	82.58%
	A	John P. Calamos, Sr.	10,331.093	82.58%
	C	Trustees and Officers as a Group	10,243.406	100.00%
	C	John P. Calamos, Sr.	10,243.406	100.00%
	I	Trustees and Officers as a Group	83,911.671	46.10%
	I	John P. Calamos, Sr.	82,903.597	45.55%
Calamos Phineus Long/Short Fund	A*
	C*
	I	Trustees and Officers as a Group	2,533,661.871	4.50%
	I	John P. Calamos, Sr.	2,477,240.981	4.40%
Calamos Select Fund	A	Trustees and Officers as a Group	8,957.620	1.33%
	A	John P. Calamos, Sr.	8,957.620	1.33%

Fund	Class	Name of Trustee (or Trustees and Officers As a Group)	Shares Held	Percentage of Class Held
	C*
	I	Trustees and Officers as a Group	937,920.774	49.71%
	I	John P. Calamos, Sr.	916,750.187	48.59%
Calamos Timpani Small Cap Growth Fund	A*
	C*
	I	Trustees and Officers as a Group	397,776.252	4.30%
	I	John P. Calamos, Sr.	371,273.139	4.02%
	R6	Trustees and Officers as a Group	50,466.635	6.27%
	R6	John P. Calamos, Sr.	50,466.635	6.27%
Calamos Timpani SMID Growth Fund	A	Trustees and Officers as a Group	1,156.492	3.83%
	A	John P. Calamos, Sr.	1,156.492	3.83%
	I	Trustees and Officers as a Group	1,561,459.792	73.12%
	I	John P. Calamos, Sr.	1,500,589.974	70.27%
	I	John S. Koudounis	24,727.992	1.16%
	R6	Trustees and Officers as a Group	1,157.378	3.14%
	R6	John P. Calamos, Sr.	1,157.378	3.14%
Calamos Total Return Bond Fund	A*
	C*
	I	Trustees and Officers as a Group	545,843.703	24.54%
	I	John P. Calamos, Sr.	505,258.717	22.72%

*  Indicates less than 1%.

Board Recommendation

Each Trust's board of trustees unanimously recommends that shareholders of each Fund vote "For" the nominees.

PROPOSALS 2-6: AMENDMENTS TO AGREEMENT AND DECLARATION OF TRUST

Background. Each Trust is organized as a Massachusetts business trust, which provides a legal framework for the general powers, duties, rights and obligations of the trustees and shareholders, but leaves the more specific powers, duties, rights and obligations to be determined by the trustees as set forth in each Trust's Agreement and Declaration of Trust and By-Laws.

Each Trust's board of trustees approved the amendments to each Trust's current Amended and Restated Declaration of Trust (each, a "Current Agreement and Declaration of Trust") described below primarily to clarify certain trustee powers and shareholder rights and also to modernize and streamline certain provisions. The proposed changes are intended to make the administration of the Trusts more efficient and cost-effective on a going forward basis, and to provide more flexibility for the operations of the Funds. The Funds are asking for shareholder approval of five specific changes to each Trust's Agreement and Declaration of Trust because they could be viewed as changes that substantively affect shareholder rights. Hereinafter, each Trust's Current Agreement and Declaration of Trust and each Trust's Proposed Amended and Restated Declaration of Trust may be referred to as the Declaration of Trust as the context indicates.

Proposal 2: Remove the Ability of Shareholders to Remove Trustees

Currently, a trustee may be removed with or without cause at any time (i) by written instrument, signed by at least two-thirds of the number of trustees prior to such removal, specifying the date upon which such removal shall become effective; (ii) by a vote of shareholders holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at a shareholder meeting called for that purpose; or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the Trust's Secretary. As proposed to be amended, a trustee would only be removeable by a written instrument signed by at least two-thirds of the number of trustees prior to such removal.

Section	Current Agreement and Declaration of Trust	Proposed Amended and Restated Declaration of Trust
Article III, Section 3.1(e)	(e) Removal. Any Trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by vote of Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by Shareholders holding not less than two-thirds of the Shares then outstanding and filed with the Trust's Secretary. Any such removal shall be effective as to the Trust and each Sub-Trust hereunder.	(e) Removal. Any Trustee may be removed with or without cause at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any such removal shall be effective as to the Trust and each Sub-Trust hereunder.

Each Trust's board of trustees unanimously recommends that shareholders of each Fund vote "For" the approval of the amendment to each Trust's Declaration of Trust to remove the ability of shareholders to remove trustees of each Trust.

Proposal 3: Modernize Provisions Relating to Shareholder Meetings (e.g., Notice, Record Date, Quorum); Remove Ability of Shareholders to Call Meeting; Remove Ability of Shareholders to Request Certain Information

Currently, shareholders have the power or ability call shareholder meetings, and request certain information including the names, addresses and approximate number of shareholders of record as well as the approximate cost of mailing to them proposed communications. With respect to the current request for information provision, this applies only when ten or more shareholders of record (who have been such for at least the preceding six months and who hold, in the aggregate, the lesser of at least $25,000 in shares or at least 1% of the outstanding shares) make a written demand of the Trustees stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a shareholder meeting. As proposed, shareholders will no longer have the power or ability to call shareholder meetings and request the aforementioned information. These proposed amendments are intended to increase the efficiency of each Trust's operations.

Additionally, the proposed changes modernize the provisions relating to shareholder meetings. These changes include, but are not limited to: (1) permitting notice of a shareholder meeting to be provided by facsimile or other electronic transmission; (2) permitting written waiver of notice of a shareholder meeting to be executed before or after the shareholder meeting; (3) clarifying notice of a shareholder meeting is not required to be given to any shareholder who attends such meeting by person or by proxy; (4) changing the quorum requirement for the transaction of business at a shareholder meeting from a majority to 30% of the votes entitled to be cast (except when a larger quorum is required by law); (5) permitting a shareholder meeting to be adjourned, whether or not a quorum is present, by the chairperson of the meeting, on his or her own motion, without a vote of shareholders at the meeting, or by a majority of the votes cast; and (6) permitting a shareholder meeting to be postponed one or more times by the board of trustees for any reason by providing notice to each shareholder entitled to vote at least two days prior to the scheduled shareholder meeting.

Section	Current Agreement and Declaration of Trust	Proposed Amended and Restated Declaration of Trust
Article V	Section 5.2 Meetings. No annual or regular meeting of Shareholders is required. Special meetings of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust. The Trustees shall promptly call and give notice of a meeting of Shareholders for the purpose of voting upon removal of any Trustee of the Trust when requested to do so in writing by Shareholders holding not less than 10% of the Shares then outstanding. If the Trustees shall fail to call or give notice of any meeting of Shareholders for a period of 30 days after written application by Shareholders holding at least 10% of	Section 5.2 Meetings. No annual or regular meeting of Shareholders is required. Special meetings of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders, stating the time, place and purpose of the meeting, shall be given or caused to be given by the Trustees at least seven days before such meeting by mailing such notice, postage prepaid, to each Shareholder at the Shareholder's address as it appears on the records of the Trust, or by facsimile or other electronic transmission to the telephone or facsimile number or email or other electronic address most recently furnished to the Trust (or its agent) by the Shareholder. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the By-laws, a written

Section	Current Agreement and Declaration of Trust	Proposed Amended and Restated Declaration of Trust

the Shares then outstanding requesting a meeting be called for a purpose requiring action by the Shareholders as provided herein or in the By-Laws, then Shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice. No notice of the time, place or purpose of any meeting of Shareholders need be given to any Shareholder who attends such meeting in person or by proxy.
	Section 5.3 Record Dates. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than 60 days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.	Section 5.3 Record Dates. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment or postponement thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than 90 days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment or postponement thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment or postponement thereof or to be treated as a Shareholder of record for purposes of such other action, even though such shareholder has since that date and time disposed of such shareholder's Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment or

Section	Current Agreement and Declaration of Trust	Proposed Amended and Restated Declaration of Trust
postponement thereof or to be treated as a Shareholder of record for purposes of such other action. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series or classes.
	Section 5.4 Quorum and Required Vote. A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice. A majority of the Shares voted, at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the By-Laws.	Section 5.4 Quorum and Required Vote; Adjournment and Postponement. Except when a larger quorum is required by law, by the By- Laws or by this Declaration of Trust, 30% of the votes entitled to be cast shall be a quorum for the transaction of business at a Shareholders' meeting. Any meeting of Shareholders may be adjourned, whether or not a quorum is present, from time to time by the chairperson of the meeting, on his or her own motion, without a vote of Shareholders at the meeting, or by a majority of the votes properly cast upon the question, and any adjourned session or sessions may be held without the necessity of further notice. Prior to the date upon which any meeting of Shareholders is to be held, the Trustees may postpone such meeting one or more times for any reason by giving notice to each Shareholder entitled to vote at the meeting so postponed of the place (including that the meeting will be held by remote communication, as applicable), date and hour at which such meeting will be held. Such notice shall be given not fewer than two (2) days before the date of such meeting and otherwise in accordance with Article V, Section 5.2. At a meeting of which a quorum is present, a majority of the Shares voted shall decide any questions and a plurality of the Shares voted shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the By-Laws.

Section	Current Agreement and Declaration of Trust	Proposed Amended and Restated Declaration of Trust
	Section 5.8 Shareholder Communications. Whenever ten or more Shareholders of record have been such for at least six months preceding the date of application, and who hold in the aggregate either Shares having a net asset value of at least $25,000 or at least 1% of the outstanding Shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a Shareholder meeting and accompanied by a form of communication and request that they wish to transmit, the Trustees shall within five business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust or Sub- Trust, as applicable; or (2) inform such applicants as to the approximate number of Shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the course specified in clause (2) in the preceding paragraph, the Trustees, upon written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all Shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in such violation of applicable law, and specifying the basis of such opinion. The Trustees shall thereafter comply with the requirements of the 1940 Act.	Section 5.8 [Removed]

Each Trust's board of trustees unanimously recommends that shareholders of each Fund vote "For" the approval of the amendment to each Trust's Declaration of Trust to modernize provisions relating to shareholder meetings (e.g., notice, record date, quorum); remove ability of shareholders to call meeting; remove ability of shareholders to request certain information.

Proposal 4: Permit Reorganizations and Terminations of a Trust or Series of the Trust without Shareholder Approval Unless Required by Applicable Law (i.e., 1940 Act)

Currently, shareholder approval is required in order to reorganize or terminate a Trust or series thereof. As proposed, unless otherwise required by applicable law, a majority of the trustees then in office shall have the power to permit reorganizations and terminations of each Trust and/or series without shareholder approval. These proposed amendments are intended to increase the efficiency of each Trust's operations.

Section	Current Agreement and Declaration of Trust	Proposed Amended and Restated Declaration of Trust
Article IV, Section 4.2; Article VII, Sections 7.1 and 7.2	(l) Conversion Rights.	(l) Conversion Rights and Combinations. (iii) Without limiting the authority of the Trustees set forth in Article VII, Section 7.2 hereof, the Trustees shall have the authority, without the approval of the Shareholders of any Sub- Trust or class unless otherwise required by applicable law, to combine the assets and liabilities belonging to any two or more Sub-Trusts or attributable to any class into assets and liabilities belonging to a single Sub-Trust or attributable to a single class.
	Section 7.1 Duration and Termination of Trust. Unless terminated as provided herein, the Trust shall continue without limitation of time and, without limiting the generality of the foregoing, no change, alteration or modification with respect to any Sub-Trust or class thereof shall operate to terminate the Trust. The Trust may be terminated at any time by a majority of the Trustees then in office subject to a favorable vote of a majority of the outstanding voting Shares, as defined in the 1940 Act, of each Sub-Trust voting separately by Sub-Trust.	Section 7.1 Duration and Termination of Trust. Unless terminated as provided herein, the Trust shall continue without limitation of time and, without limiting the generality of the foregoing, no change, alteration or modification with respect to any Sub-Trust or class thereof shall operate to terminate the Trust. The Trust may be terminated at any time by: (i) the Trustees, by written notice to the Shareholders, or (ii) a majority of the Trustees then in office subject to a favorable vote of a majority of the

Section	Current Agreement and Declaration of Trust	Proposed Amended and Restated Declaration of Trust

Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash, securities or other property, or any combination thereof, and distribute the proceeds to the Shareholders, in conformity with the provisions of subsection (d) of Section 4.2.

outstanding voting Shares, as defined in the 1940 Act, of each Sub-Trust voting separately by Sub-Trust. Upon termination of the Trust, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash, securities or other property, or any combination thereof, and distribute the proceeds to the Shareholders, in conformity with the provisions of subsection (d) of Section 4.2.

	Section 7.2 Reorganization. The Trustees may sell, convey, merge and transfer the assets of the Trust, or the assets belonging to any one or more Sub-Trusts, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another Sub-Trust of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another Sub-Trust of the Trust, Shares of such other Sub-Trust or any class thereof) with such transfer either (1) being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Sub-Trust the assets of which are so transferred, or (2) not being made subject to, or not with the assumption of, such liabilities; provided, however, that no assets belonging to any particular Sub-Trust shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of that Sub-Trust. Following such transfer, the trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities	Section 7.2 Reorganization. The Trust, or any one or more Sub-Trusts, may, either as the successor, survivor, or non-survivor, (1) consolidate or merge with one or more other trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, series, sub-trust, partnership, limited liability company, association or corporation under the laws of which any one of the constituent entities is organized, or (2) transfer all or a substantial portion of its assets to one or more other trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and

Section	Current Agreement and Declaration of Trust	Proposed Amended and Restated Declaration of Trust
belonging to and any other differences among the various Sub-Trusts and classes the assets belonging to which have been so transferred) among the Shareholders of the Sub-Trust the assets belonging to which have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.
	The Trust, or any one or more Sub-Trusts, may, either as the successor, survivor, or non-survivor, (1) consolidate with one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a new consolidated trust, partnership, association or corporation under the laws of which any one of the constituent entities is organized, or (2) merge into one or more other trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, partnerships, associations or corporations merged into it, any such consolidation or merger to be upon such terms and conditions as are specified in an agreement and plan of reorganization entered into by the Trust, or one or more Sub-Trusts as the case may be, in connection therewith. The terms "merge" or "merger" as used herein shall also include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an investment company organized under the laws of the Commonwealth of Massachusetts or any other state of the United States. Any such consolidation or merger shall require the affirmative by vote of the holders of a majority of the outstanding voting Shares, as defined in the 1940 Act, of each Sub-Trust affected thereby.	plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more Sub-Trusts as the case may be, in connection therewith. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without approval of Shareholders of the Trust or relevant Sub-Trust.

Section	Current Agreement and Declaration of Trust	Proposed Amended and Restated Declaration of Trust
Article V	Section 5.1 Voting Powers. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 3.1, (ii) with respect to any contract with a Contracting Party as provided in Section 3.3 as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Sub-Trust to the extent and as provided in Sections 7.1 and 7.2, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Sub- Trust thereof or the Shareholders (provided, however, that a Shareholder of a particular Sub-Trust shall not be entitled to a derivative or class action on behalf of any other Sub-trust (or Shareholder of any other Sub-Trust) of the Trust) and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.	Section 5.1 Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 3.1, (ii) with respect to any contract with a Contracting Party as provided in Section 3.3 as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination of the Trust or any Sub-Trust to the extent and as provided in Section 7.1, (iv) with respect to an amendment of this Declaration of Trust to the extent and as provided in Section 7.3, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Sub-Trust thereof or the Shareholders (provided, however, that a Shareholder of a particular Sub-Trust shall not be entitled to a derivative or class action on behalf of any other Sub-Trust (or Shareholder of any other Sub-Trust) of the Trust) and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

Each Trust's board of trustees unanimously recommends that shareholders of each Fund vote "For" the approval of the amendment to each Trust's Declaration of Trust to permit reorganizations and terminations of each Trust and series thereof without shareholder approval unless required by applicable law (i.e., 1940 Act).

Proposal 5: Permit Amendments to each Trust's Declaration of Trust without Shareholder Approval

Currently, an amendment to each Trust's Declaration of Trust which adversely affects the rights of any shareholders requires the approval of shareholders holding a majority of the shares entitled to vote. As proposed, each Trust's board of trustees would be permitted to amend each Trust's Declaration of Trust without such shareholder approval by an instrument in writing signed by a majority of the then trustees providing notice to shareholders of record at the close of business on the effective date of such amendment. This proposed amendment is intended to increase the efficiency of each Trust's operations.

Section	Current Agreement and Declaration of Trust	Proposed Amended and Restated Declaration of Trust
Article VII, Section 7.3	Section 7.3 Amendments. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Notwithstanding the foregoing sentence, the provisions of this Declaration of Trust may be amended from time to time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by an officer of the Trust pursuant to approval or authorization of the executive committee of the Trust to (i) cure any ambiguity, correct or supplement any provision herein that may	Section 7.3 Amendments. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees) providing notice of such amendment (other than amendments having the purpose of supplying any omission, curing any ambiguity, or curing, correcting or supplementing any defective or inconsistent provision contained herein, or having any other purpose which is ministerial or clerical in nature) shall be transmitted promptly to Shareholders of record at the close of business on the effective date of such amendment. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the

Section	Current Agreement and Declaration of Trust	Proposed Amended and Restated Declaration of Trust

be inconsistent with any other provision herein, or correct any printing, stenographic or clerical errors or omissions, in order that this Declaration of Trust shall accurately reflect the understanding or agreement among the Trustees and/or Shareholders hereof; and (ii) provide the necessary information regarding: a change of address of the Trust and/or a change of name or address of its registered agent or registered office. Any amendment to this Declaration of Trust that adversely affects the rights of Shareholders may be adopted at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees) when authorized to do so by the vote in accordance with subsection (e) of Section 4.2 of Shareholders holding a majority of the Shares entitled to vote shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

Each Trust's board of trustees unanimously recommends that shareholders of each Fund vote "For" the approval of the amendment to each Trust's Declaration of Trust to permit amendments to each Trust's Declaration of Trust without shareholder approval.

Proposal 6: Include Requirements Relating to Direct and Derivative Shareholder Claims

Currently, there are no requirements in each Trust's Declaration of Trust relating to direct and derivative shareholder claims. As proposed, certain requirements would need to be met when shareholders make a direct or derivative claim. These proposed amendments are intended to clarify how shareholders may bring direct and/or derivative shareholder claims against a Trust or a series thereof.

Section	Current Agreement and Declaration of Trust	Proposed Amended and Restated Declaration of Trust
Article VII, Section 7.7	N/A	Section 7.7 Claims.
(a) Direct Claims. As used herein, a "direct" Shareholder claim shall refer to (i) a claim based upon alleged violations of a Shareholder's individual rights independent of any harm to the Trust or any Sub-Trust, including a Shareholder's voting rights under Article V, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the Shareholder and independent of any harm to the Trust or any Sub-Trust; and (ii) a claim for which an action is provided under the federal securities laws or by state statute. Any other claim asserted by a Shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or any Sub-Trust or involving any alleged harm to the Trust or any Sub-Trust, shall be considered a "derivative" claim as used herein. No Shareholder shall have the right to bring or maintain a court action or other proceeding asserting a direct claim against the Trust or any Sub-Trust, the Trustees or officers, if it is a derivative claim per this paragraph (a).
(b) Derivative Claims. No Shareholder shall have the right to bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf of the Trust or any Sub-Trust or involving any alleged harm to the Trust or any Sub-Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the Shareholder makes a specific

Section	Current Agreement and Declaration of Trust	Proposed Amended and Restated Declaration of Trust
showing that irreparable nonmonetary injury to the Trust or any Sub-Trust would otherwise result. Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 90 days of its receipt by the Trust or inform claimants within such time that further review and consideration is required, in which case the Trustees shall have an additional 120 days to respond. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or Series or class of Shares, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon the Shareholders.

Each Trust's board of trustees unanimously recommends that shareholders of each Fund vote "For" the approval of the amendment to each Trust's Declaration of Trust to include requirements relating to direct and derivative shareholder claims.

Required Vote. The proposed changes to the Agreement and Declaration of Trust of each Trust requires the affirmative vote of a majority of the outstanding shares of the Funds of each Trust, voting separately and cast at the Meeting of that Trust's shareholders.

PROPOSAL 7: TO APPROVE THE ELIMINATION OF A FUNDAMENTAL INVESTMENT RESTRICTION LIMITING A FUND'S INVESTMENT IN ILLIQUID SECURITIES TO NO MORE THAN 10% OF NET ASSETS

With respect to Calamos Market Neutral Income Fund, Calamos Convertible Fund, Calamos Growth Fund, Calamos Growth and Income

Fund, and Calamos Growth and Income Portfolio (each, an "Affected Fund"), the board of trustees has approved, and recommends that shareholders approve, the elimination of each Affected Fund's fundamental investment restriction that limits illiquid investments to 10% of each such Affected Fund's net assets. Each Affected Fund's current 10% limit on illiquid investments is more restrictive than the limitation provided in Rule 22e-4(b)(1)(iv) under the 1940 Act which permits open-end funds to hold up to 15% of their net assets in illiquid investments. If shareholders approve the elimination of each Affected Fund's fundamental investment restriction on illiquid investments, the Affected Funds would continue to be subject to Rule 22e-4's 15% investment limit. The proposal is intended to modernize the Affected Funds' fundamental investment restrictions by aligning each Affected Fund's ability to invest in illiquid securities with the limit provided by Rule 22e-4.

The current fundamental investment restriction regarding investment in illiquid securities that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction
Calamos Market Neutral Income Fund, Calamos Convertible Fund, Calamos Growth Fund, Calamos Growth and Income Fund, and Calamos Growth and Income Portfolio

The Fund may not invest more than 10% of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.

Required Vote. The elimination of the fundamental investment restriction of Calamos Market Neutral Income Fund, Calamos Convertible Fund, Calamos Growth Fund, Calamos Growth and Income Fund, and Calamos Growth and Income Portfolio requires the affirmative vote of a majority of the outstanding shares of each Fund. For purposes of this approval, a "majority" of the outstanding shares of each Fund means the approval of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of the Fund are present or represented at the Meeting by proxy.

Each Trust's board of trustees unanimously recommends that shareholders of each Affected Fund vote "For" the elimination of each Affected Fund's fundamental investment restriction that limits illiquid investments to 10% of each such Affected Fund's net assets.

OTHER MATTERS

Each Trust's board of trustees knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented for action at the meeting, and the respective Trust did not have notice of the matter at least 45 days prior to the date on which proxy materials were first sent to shareholders, the proxyholders named in the enclosed form of proxy will vote on those matters in their sole discretion.

Holders of each class of shares of each Fund that is a series of each respective Trust will vote together, as a single class, on any matter that may properly come before the meeting and at any adjournment or postponement thereof. It is not currently expected that any other matter will be raised at the meeting.

MORE INFORMATION ABOUT THE MEETING

Shareholders. At the record date, each Fund had the following numbers of shares issued and outstanding:

Fund	Class	Outstanding Shares
Calamos Growth and Income Portfolio		1,484,589.965
Calamos Convertible Fund	A	10,378,888.221
Calamos Convertible Fund	C	1,150,231.266
Calamos Convertible Fund	I	29,005,423.767
Calamos Dividend Growth Fund	A	401,667.300
Calamos Dividend Growth Fund	C	155,865.089
Calamos Dividend Growth Fund	I	517,188.617
Calamos Evolving World Growth Fund	A	1,809,771.603
Calamos Evolving World Growth Fund	C	179,227.704
Calamos Evolving World Growth Fund	I	16,628,144.770
Calamos Global Convertible Fund	A	620,859.136
Calamos Global Convertible Fund	C	173,815.143
Calamos Global Convertible Fund	I	9,888,415.604
Calamos Global Equity Fund	A	1,663,446.312
Calamos Global Equity Fund	C	90,142.344
Calamos Global Equity Fund	I	5,931,268.344
Calamos Global Equity Fund	R6	15,240.948
Calamos Global Opportunities Fund	A	7,415,244.399
Calamos Global Opportunities Fund	C	1,182,352.520
Calamos Global Opportunities Fund	I	12,773,533.800
Calamos Growth & Income Fund	A	27,639,199.816
Calamos Growth & Income Fund	C	2,280,025.925
Calamos Growth & Income Fund	I	28,709,689.992
Calamos Growth & Income Fund	R6	820,467.321

Fund	Class	Outstanding Shares
Calamos Growth Fund	A	26,103,809.611
Calamos Growth Fund	C	724,496.959
Calamos Growth Fund	I	5,253,947.711
Calamos Hedged Equity Fund	A	1,512,350.334
Calamos Hedged Equity Fund	C	764,363.345
Calamos Hedged Equity Fund	I	39,282,432.260
Calamos High Income Opportunities Fund	A	3,381,427.754
Calamos High Income Opportunities Fund	C	44,790.794
Calamos High Income Opportunities Fund	I	1,104,133.212
Calamos International Growth Fund	A	2,191,497.726
Calamos International Growth Fund	C	74,125.082
Calamos International Growth Fund	I	8,510,311.915
Calamos International Growth Fund	R6	374,035.455
Calamos International Small Cap Growth Fund	A	30,505.814
Calamos International Small Cap Growth Fund	C	1,004.902
Calamos International Small Cap Growth Fund	I	536,064.938
Calamos International Small Cap Growth Fund	R6	1,007.005
Calamos Market Neutral Income Fund	A	54,968,339.918
Calamos Market Neutral Income Fund	C	13,173,968.899
Calamos Market Neutral Income Fund	I	951,371,004.429
Calamos Market Neutral Income Fund	R6	27,146,803.717
Calamos Merger Arbitrage Fund	A	12,590.076
Calamos Merger Arbitrage Fund	C	10,243.406
Calamos Merger Arbitrage Fund	I	182,006.455
Calamos Phineus Long/Short Fund	A	4,093,233.155
Calamos Phineus Long/Short Fund	C	1,765,798.834
Calamos Phineus Long/Short Fund	I	56,012,193.349
Calamos Select Fund	A	665,428.611
Calamos Select Fund	C	20,298.049
Calamos Select Fund	I	1,866,140.290
Calamos Short Term Bond Fund	A	470,503.127
Calamos Short Term Bond Fund	I	40,370,753.097
Calamos Timpani Small Cap Growth Fund	A	731,901.237
Calamos Timpani Small Cap Growth Fund	C	154,276.868
Calamos Timpani Small Cap Growth Fund	I	9,111,088.718
Calamos Timpani Small Cap Growth Fund	R6	772,335.815
Calamos Timpani SMID Growth Fund	A	27,812.380
Calamos Timpani SMID Growth Fund	I	2,006,934.788
Calamos Timpani SMID Growth Fund	R6	38,286.016
Calamos Total Return Bond Fund	A	1,075,314.646
Calamos Total Return Bond Fund	C	30,728.384
Calamos Total Return Bond Fund	I	2,069,229.789

At the record date, the following persons were known to own beneficially more than 5% of the outstanding securities of a class of each of the following Funds:

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Growth and Income Portfolio		KANSAS CITY LIFE INSURANCE CO VAN ATTN ACCOUNTING OPERATIONS VARIABLE PO BOX 219139 KANSAS CITY MO 64121-9139	1,112,625.006	74.95%
Calamos Growth and Income Portfolio		TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 OF TIAA-CREF LIFE INSURANCE CO 8500 ANDREW CARNEGIE BLVD MAIL CODE – E3/N6 CHARLOTTE NC 28262-8500	266,819.662	17.97%
Calamos Growth and Income Portfolio		ANNUITY INVESTORS LIFE INSURANCE COMPANY ATTN VARIABLE ANNUITY DEPT PO BOX 5423 CINCINNATI OH 45201-5423	105,145.297	7.08%
Calamos Convertible Fund	A	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	527,354.586	5.08%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Convertible Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	776,612.385	7.48%
Calamos Convertible Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,471,644.146	14.18%
Calamos Convertible Fund	A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,990,846.472	19.18%
Calamos Convertible Fund	A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN-97HC5 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	928,699.842	8.95%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Convertible Fund	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	973,997.036	9.38%
Calamos Convertible Fund	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,063,747.110	10.25%
Calamos Convertible Fund	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	565,754.170	5.45%
Calamos Convertible Fund	A	CHARLES SCHWAB CO REINVEST ACCOUNT 211 MAIN ST SAN FRANCISCO CA 94105-1901	536,063.344	5.16%
Calamos Convertible Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	320,149.474	27.83%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Convertible Fund	C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	139,265.724	12.11%
Calamos Convertible Fund	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	179,648.647	15.62%
Calamos Convertible Fund	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	144,544.707	12.57%
Calamos Convertible Fund	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	184,254.899	16.02%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Convertible Fund	I	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,882,243.598	6.49%
Calamos Convertible Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	4,186,459.485	14.43%
Calamos Convertible Fund	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,778,539.550	6.13%
Calamos Convertible Fund	I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8,027,966.869	27.68%
Calamos Convertible Fund	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,711,190.921	9.35%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Convertible Fund	I	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,040,320.243	7.03%
Calamos Convertible Fund	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,997,993.678	13.78%
Calamos Convertible Fund	I	CHARLES SCHWAB CO REINVEST ACCOUNT 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,479,586.098	5.10%
Calamos Dividend Growth Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	69,534.636	17.31%
Calamos Dividend Growth Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	55,674.306	13.86%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Dividend Growth Fund	A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1200 STE 1800 MINNEAPOLIS MN 55401-7554	32,394.197	8.06%
Calamos Dividend Growth Fund	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	122,670.785	30.54%
Calamos Dividend Growth Fund	A	CHARLES SCHWAB CO REINVEST ACCOUNT 211 MAIN ST SAN FRANCISCO CA 94105-1901	20,770.080	5.17%
Calamos Dividend Growth Fund	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10,264.230	6.59%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Dividend Growth Fund	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	139,252.762	89.34%
Calamos Dividend Growth Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	359,147.648	69.44%
Calamos Dividend Growth Fund	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	113,358.648	21.92%
Calamos Evolving World Growth Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	200,123.578	11.06%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Evolving World Growth Fund	A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	159,328.420	8.80%
Calamos Evolving World Growth Fund	A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 97HC3 JACKSONVILLE FL 32246-6484	109,922.074	6.07%
Calamos Evolving World Growth Fund	A	ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	111,466.474	6.16%
Calamos Evolving World Growth Fund	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	297,523.985	16.44%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Evolving World Growth Fund	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	339,612.801	18.77%
Calamos Evolving World Growth Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	22,976.381	12.82%
Calamos Evolving World Growth Fund	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	24,143.823	13.47%
Calamos Evolving World Growth Fund	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	87,105.456	48.60%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Evolving World Growth Fund	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12,743.571	7.11%
Calamos Evolving World Growth Fund	I	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,684,125.599	10.13%
Calamos Evolving World Growth Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,144,253.566	18.91%
Calamos Evolving World Growth Fund	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,390,602.837	8.36%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Evolving World Growth Fund	I	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	1,278,033.740	7.69%
Calamos Evolving World Growth Fund	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	853,967.994	5.14%
Calamos Evolving World Growth Fund	I	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,250,104.177	13.53%
Calamos Evolving World Growth Fund	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,782,909.877	10.72%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Evolving World Growth Fund	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,617,813.573	9.73%
Calamos Evolving World Growth Fund	I	CHARLES SCHWAB CO REINVEST ACCOUNT 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,075,624.281	6.47%
Calamos Global Convertible Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	94,465.736	15.22%
Calamos Global Convertible Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	245,676.406	39.57%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Global Convertible Fund	A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1200 STE 1800 MINNEAPOLIS MN 55401-7554	33,612.439	5.41%
Calamos Global Convertible Fund	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	33,180.486	5.34%
Calamos Global Convertible Fund	A	CHARLES SCHWAB CO REINVEST ACCOUNT 211 MAIN ST SAN FRANCISCO CA 94105-1901	80,993.296	13.05%
Calamos Global Convertible Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	61,410.595	35.33%
Calamos Global Convertible Fund	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	17,630.764	10.14%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Global Convertible Fund	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	84,040.693	48.35%
Calamos Global Convertible Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7,746,661.418	78.34%
Calamos Global Convertible Fund	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	569,979.662	5.76%
Calamos Global Convertible Fund	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	779,679.886	7.88%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Global Equity Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	188,583.549	11.34%
Calamos Global Equity Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	165,322.347	9.94%
Calamos Global Equity Fund	A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 97HC3 JACKSONVILLE FL 32246-6484	171,429.030	10.31%
Calamos Global Equity Fund	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	107,651.404	6.47%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Global Equity Fund	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	120,768.959	7.26%
Calamos Global Equity Fund	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	145,117.681	8.72%
Calamos Global Equity Fund	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	97,065.400	5.84%
Calamos Global Equity Fund	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8,708.233	9.66%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Global Equity Fund	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	22,841.512	25.34%
Calamos Global Equity Fund	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12,726.678	14.12%
Calamos Global Equity Fund	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14,731.761	16.34%
Calamos Global Equity Fund	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12,205.505	13.54%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Global Equity Fund	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7,674.515	8.51%
Calamos Global Equity Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,425,921.230	24.04%
Calamos Global Equity Fund	I	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	1,773,803.544	29.91%
Calamos Global Equity Fund	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	744,398.804	12.55%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Global Equity Fund	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	426,873.482	7.20%
Calamos Global Equity Fund	I	PRINCIPAL BANK FBO CITY OF HOUSTON DEFERRED COMPENSATI TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	401,052.669	6.76%
Calamos Global Equity Fund	R6	ASCENSUS TRUST COMPANY FBO NETWORK DESIGN ASSOCIATES INC 401 425448 P O BOX 10758 FARGO ND 58106-0758	9,232.869	60.58%
Calamos Global Equity Fund	R6	ASCENSUS TRUST COMPANY FBO HALLMARK FINANCIAL LLC 401(K) P/S 760655 P O BOX 10758 FARGO ND 58106-0758	825.770	5.42%
Calamos Global Equity Fund	R6	CALAMOS INVESTMENTS LLC ATTN CORPORATE ACCOUNTING 2020 CALAMOS COURT NAPERVILLE IL 60563-2787	1,030.088	6.76%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Global Equity Fund	R6	MATRIX TRUST COMPANY CUST FBO WOOD RESOURCES LLC 717 17TH ST STE 1300 DENVER CO 80202-3304	3,395.681	22.28%
Calamos Global Opportunities Fund	A	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	597,904.588	8.06%
Calamos Global Opportunities Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	642,559.660	8.67%
Calamos Global Opportunities Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	475,456.083	6.41%
Calamos Global Opportunities Fund	A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,102,912.488	14.87%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Global Opportunities Fund	A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN – 97KT2 4800 DEER LAKE DR E 2ND FLOOR JACKSONVILLE FL 32246-6484	554,336.187	7.48%
Calamos Global Opportunities Fund	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	543,069.053	7.32%
Calamos Global Opportunities Fund	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	727,321.627	9.81%
Calamos Global Opportunities Fund	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	412,635.617	5.56%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Global Opportunities Fund	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	434,029.440	5.85%
Calamos Global Opportunities Fund	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	548,774.001	7.40%
Calamos Global Opportunities Fund	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	63,900.226	5.40%
Calamos Global Opportunities Fund	C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	570,002.651	48.21%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Global Opportunities Fund	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	206,375.331	17.45%
Calamos Global Opportunities Fund	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	137,806.398	11.66%
Calamos Global Opportunities Fund	I	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,573,619.682	12.32%
Calamos Global Opportunities Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,742,242.836	13.64%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Global Opportunities Fund	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	927,711.086	7.26%
Calamos Global Opportunities Fund	I	MORGAN STANLEY SMITH BARNEY LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	2,074,081.395	16.24%
Calamos Global Opportunities Fund	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,214,059.215	9.50%
Calamos Global Opportunities Fund	I	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,589,546.907	12.44%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Global Opportunities Fund	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,070,353.552	8.38%
Calamos Global Opportunities Fund	I	CHARLES SCHWAB CO REINVEST ACCOUNT 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,115,289.927	8.73%
Calamos Growth & Income Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,383,170.018	8.62%
Calamos Growth & Income Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,907,437.569	6.90%
Calamos Growth & Income Fund	A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	3,349,859.428	12.12%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Growth & Income Fund	A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN-97HC4 4800 DEER LAKE DR E 2ND FLOOR JACKSONVILLE FL 32246-6484	2,408,886.022	8.72%
Calamos Growth & Income Fund	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,731,441.645	6.26%
Calamos Growth & Income Fund	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,953,371.882	10.69%
Calamos Growth & Income Fund	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,618,042.308	5.85%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Growth & Income Fund	A	CHARLES SCHWAB CO REINVEST ACCOUNT 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,714,432.570	6.20%
Calamos Growth & Income Fund	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	154,301.565	6.77%
Calamos Growth & Income Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	275,136.178	12.07%
Calamos Growth & Income Fund	C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	201,620.864	8.84%
Calamos Growth & Income Fund	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	229,499.148	10.07%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Growth & Income Fund	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	141,242.645	6.19%
Calamos Growth & Income Fund	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	512,996.282	22.50%
Calamos Growth & Income Fund	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	359,372.016	15.76%
Calamos Growth & Income Fund	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	161,551.027	7.09%
Calamos Growth & Income Fund	I	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,111,706.646	7.36%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Growth & Income Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	4,230,953.772	14.74%
Calamos Growth & Income Fund	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,396,296.164	8.35%
Calamos Growth & Income Fund	I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	2,802,907.114	9.76%
Calamos Growth & Income Fund	I	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	1,613,774.958	5.62%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Growth & Income Fund	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,133,948.206	10.92%
Calamos Growth & Income Fund	I	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,193,970.960	11.13%
Calamos Growth & Income Fund	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,435,900.742	11.97%
Calamos Growth & Income Fund	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,491,605.396	5.20%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Growth & Income Fund	R6	ATTN PLAN TRUSTEE PRINCIPAL TRUST COMPANY FBO EQUITY RES SUPP EXEC RET PL 1013 CENTRE RD WILMINGTON DE 19805-1265	66,425.766	8.10%
Calamos Growth & Income Fund	R6	MATRIX TRUST COMPANY CUST FBO W G CLARK CONSTRUCTION COMPANY RETIREMENT PLANS PO BOX 52129 PHOENIX AZ 85072-2129	43,835.488	5.34%
Calamos Growth & Income Fund	R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	664,443.412	80.98%
Calamos Growth Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,832,759.979	10.85%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Growth Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,413,850.818	9.25%
Calamos Growth Fund	A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	2,625,244.966	10.06%
Calamos Growth Fund	A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 97HC3 JACKSONVILLE FL 32246-6484	1,736,893.393	6.65%
Calamos Growth Fund	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,760,321.241	10.57%
Calamos Growth Fund	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,621,730.899	6.21%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Growth Fund	A	CHARLES SCHWAB CO REINVEST ACCOUNT 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,201,252.710	8.43%
Calamos Growth Fund	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	43,607.527	6.02%
Calamos Growth Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	49,303.549	6.81%
Calamos Growth Fund	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	112,852.070	15.58%
Calamos Growth Fund	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	122,096.358	16.85%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Growth Fund	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	47,214.523	6.52%
Calamos Growth Fund	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	69,888.985	9.65%
Calamos Growth Fund	I	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	326,464.095	6.21%
Calamos Growth Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	828,608.018	15.77%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Growth Fund	I	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	2,239,659.451	42.63%
Calamos Growth Fund	I	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	454,055.455	8.64%
Calamos Hedged Equity Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	175,706.017	11.62%
Calamos Hedged Equity Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	194,967.619	12.89%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Hedged Equity Fund	A	STRATEVEST CO OMNIBUS ACCOUNT PO BOX 1034 CHERRY HILL NJ 08034-0009	104,373.826	6.90%
Calamos Hedged Equity Fund	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	106,012.689	7.01%
Calamos Hedged Equity Fund	A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1200 STE 1800 MINNEAPOLIS MN 55401-7554	87,720.976	5.80%
Calamos Hedged Equity Fund	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	136,226.483	9.01%
Calamos Hedged Equity Fund	A	CHARLES SCHWAB CO REINVEST ACCOUNT 211 MAIN ST SAN FRANCISCO CA 94105-1901	553,209.987	36.58%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Hedged Equity Fund	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	66,073.654	8.64%
Calamos Hedged Equity Fund	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	74,344.651	9.73%
Calamos Hedged Equity Fund	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	263,478.122	34.47%
Calamos Hedged Equity Fund	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	272,207.319	35.61%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Hedged Equity Fund	I	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	3,889,406.429	9.90%
Calamos Hedged Equity Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13,251,999.337	33.74%
Calamos Hedged Equity Fund	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,254,372.280	5.74%
Calamos Hedged Equity Fund	I	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,162,941.833	5.51%
Calamos Hedged Equity Fund	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7,098,543.964	18.07%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Hedged Equity Fund	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,930,764.474	10.01%
Calamos Hedged Equity Fund	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,042,581.511	7.75%
Calamos High Income Opportunities Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	215,704.726	6.38%
Calamos High Income Opportunities Fund	A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	238,625.077	7.06%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos High Income Opportunities Fund	A	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	1,463,812.387	43.29%
Calamos High Income Opportunities Fund	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	169,606.142	5.02%
Calamos High Income Opportunities Fund	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	216,766.467	6.41%
Calamos High Income Opportunities Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	38,764.284	86.55%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos High Income Opportunities Fund	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,876.042	10.89%
Calamos High Income Opportunities Fund	I	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	64,328.102	5.83%
Calamos High Income Opportunities Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	497,041.892	45.02%
Calamos High Income Opportunities Fund	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	155,464.332	14.08%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos High Income Opportunities Fund	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	138,540.249	12.55%
Calamos High Income Opportunities Fund	I	CHARLES SCHWAB CO REINVEST ACCOUNT 211 MAIN ST SAN FRANCISCO CA 94105-1901	112,090.473	10.15%
Calamos International Growth Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	165,655.181	7.56%
Calamos International Growth Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	131,865.212	6.02%
Calamos International Growth Fund	A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	175,595.239	8.01%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos International Growth Fund	A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 97HC3 JACKSONVILLE FL 32246-6484	167,538.471	7.64%
Calamos International Growth Fund	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	218,354.019	9.96%
Calamos International Growth Fund	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	110,354.686	5.04%
Calamos International Growth Fund	A	CHARLES SCHWAB CO REINVEST ACCOUNT 211 MAIN ST SAN FRANCISCO CA 94105-1901	217,876.375	9.94%
Calamos International Growth Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5,599.206	7.55%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos International Growth Fund	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	24,334.253	32.83%
Calamos International Growth Fund	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14,094.118	19.01%
Calamos International Growth Fund	C	US BANK NA CUST MANUEL ORTEGA SIMPLE IRA 2020 CALAMOS COURT NAPERVILLE, IL 60563	7,276.007	9.82%
Calamos International Growth Fund	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8,155.402	11.00%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos International Growth Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,127,466.716	13.25%
Calamos International Growth Fund	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	478,337.527	5.62%
Calamos International Growth Fund	I	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	1,252,408.366	14.72%
Calamos International Growth Fund	I	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2037	1,399,187.671	16.44%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos International Growth Fund	I	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	1,389,017.369	16.32%
Calamos International Growth Fund	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	511,462.881	6.01%
Calamos International Growth Fund	I	CHARLES SCHWAB CO REINVEST ACCOUNT 211 MAIN ST SAN FRANCISCO CA 94105-1901	604,293.758	7.10%
Calamos International Growth Fund	R6	STATE STREET BANK & TRUST TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	26,092.324	6.98%
Calamos International Growth Fund	R6	ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET DES MOINES IA 50392-0001	162,360.624	43.41%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos International Growth Fund	R6	ASCENSUS TRUST COMPANY FBO MORLEY COMPANIES INC 401(K) PROFI 404451 P O BOX 10758 FARGO ND 58106-0758	52,539.219	14.05%
Calamos International Growth Fund	R6	EMPOWER TRUST FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	26,090.698	6.98%
Calamos International Small Cap Growth Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	25,545.486	83.74%
Calamos International Small Cap Growth Fund	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	4,959.834	16.26%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos International Small Cap Growth Fund	C	CALAMOS INVESTMENTS LLC ATTN CORPORATE ACCOUNTING 2020 CALAMOS CT NAPERVILLE IL 60563-2787	1,004.902	100.00%
Calamos International Small Cap Growth Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	197,153.517	36.78%
Calamos International Small Cap Growth Fund	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	333,835.527	62.28%
Calamos International Small Cap Growth Fund	R6	CALAMOS INVESTMENTS LLC ATTN CORPORATE ACCOUNTING 2020 CALAMOS CT NAPERVILLE IL 60563-2787	1,007.005	100.00%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Market Neutral Income Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,524,854.826	6.41%
Calamos Market Neutral Income Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	3,654,237.667	6.65%
Calamos Market Neutral Income Fund	A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	13,252,453.443	24.11%
Calamos Market Neutral Income Fund	A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN-97HC6 4800 DEER LAKE DR E 2ND FLOOR JACKSONVILLE FL 32246-6484	10,458,843.763	19.03%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Market Neutral Income Fund	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,936,268.714	5.34%
Calamos Market Neutral Income Fund	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,735,683.132	8.62%
Calamos Market Neutral Income Fund	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2,987,579.719	5.44%
Calamos Market Neutral Income Fund	A	CHARLES SCHWAB CO REINVEST ACCOUNT 211 MAIN ST SAN FRANCISCO CA 94105-1901	6,727,049.126	12.24%
Calamos Market Neutral Income Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,069,380.360	15.71%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Market Neutral Income Fund	C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	2,313,434.374	17.56%
Calamos Market Neutral Income Fund	C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN-97KS6 4800 DEER LAKE DR E 2ND FLOOR JACKSONVILLE FL 32246-6484	1,682,208.167	12.77%
Calamos Market Neutral Income Fund	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,792,160.081	13.60%
Calamos Market Neutral Income Fund	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,179,530.478	16.54%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Market Neutral Income Fund	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	951,846.214	7.23%
Calamos Market Neutral Income Fund	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	711,433.553	5.40%
Calamos Market Neutral Income Fund	I	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	47,846,247.499	5.03%
Calamos Market Neutral Income Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	130,704,466.329	13.74%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Market Neutral Income Fund	I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	206,027,491.688	21.66%
Calamos Market Neutral Income Fund	I	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN-97HC6 4800 DEER LAKE DR E 2ND FLOOR JACKSONVILLE FL 32246-6484	106,238,103.601	11.17%
Calamos Market Neutral Income Fund	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	54,696,739.613	5.75%
Calamos Market Neutral Income Fund	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	50,597,405.798	5.32%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Market Neutral Income Fund	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	70,553,535.312	7.42%
Calamos Market Neutral Income Fund	I	CHARLES SCHWAB CO REINVEST ACCOUNT 211 MAIN ST SAN FRANCISCO CA 94105-1901	116,112,418.007	12.20%
Calamos Market Neutral Income Fund	R6	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,612,967.586	13.31%
Calamos Market Neutral Income Fund	R6	ATTN MUTUAL FUND OPERATIONS MAC & CO A/C 764790 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	1,794,048.668	6.61%
Calamos Market Neutral Income Fund	R6	SEI PRIVATE TRUST COMPANY C/O REGIONS BANK 1 FREEDOM VALLEY DR OAKS PA 19456-9989	16,548,482.273	60.96%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Market Neutral Income Fund	R6	MAILCODE BD1N – ATTN MF C/O RELIANCE TRUST COMPANY WI MARIL & CO FBO 47 4900 W BROWN DEER ROAD MILWAUKEE WI 53223-2422	1,549,891.260	5.71%
Calamos Merger Arbitrage Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12,396.344	98.46%
Calamos Merger Arbitrage Fund	C	CALAMOS INVESTMENTS LLC ATTN CORPORATE ACCOUNTING 2020 CALAMOS CT NAPERVILLE IL 60563-2787	10,243.406	100.00%
Calamos Merger Arbitrage Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	118,048.881	64.86%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Merger Arbitrage Fund	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	63,957.574	35.14%
Calamos Phineus Long/Short Fund	A	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	646,542.256	15.80%
Calamos Phineus Long/Short Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	296,268.502	7.24%
Calamos Phineus Long/Short Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	293,061.373	7.16%
Calamos Phineus Long/Short Fund	A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,019,745.761	24.91%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Phineus Long/Short Fund	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	670,814.235	16.39%
Calamos Phineus Long/Short Fund	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	440,720.216	10.77%
Calamos Phineus Long/Short Fund	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	360,880.141	8.82%
Calamos Phineus Long/Short Fund	C	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	280,149.634	15.87%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Phineus Long/Short Fund	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	100,414.506	5.69%
Calamos Phineus Long/Short Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	409,417.638	23.19%
Calamos Phineus Long/Short Fund	C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	276,278.777	15.65%
Calamos Phineus Long/Short Fund	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	308,953.976	17.50%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Phineus Long/Short Fund	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	221,550.145	12.55%
Calamos Phineus Long/Short Fund	I	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6,073,103.851	10.84%
Calamos Phineus Long/Short Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7,026,043.600	12.54%
Calamos Phineus Long/Short Fund	I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	19,624,226.903	35.04%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Phineus Long/Short Fund	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5,010,554.791	8.95%
Calamos Phineus Long/Short Fund	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7,780,921.796	13.89%
Calamos Phineus Long/Short Fund	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,179,215.127	5.68%
Calamos Select Fund	A	UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	38,110.369	5.73%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Select Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	52,121.904	7.83%
Calamos Select Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	57,725.378	8.67%
Calamos Select Fund	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	43,948.101	6.60%
Calamos Select Fund	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	88,332.036	13.27%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Select Fund	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	57,355.975	8.62%
Calamos Select Fund	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	70,078.160	10.53%
Calamos Select Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,642.919	8.09%
Calamos Select Fund	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11,813.369	58.20%
Calamos Select Fund	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,078.690	29.95%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Select Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	881,122.491	47.22%
Calamos Select Fund	I	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	880,997.879	47.21%
Calamos Short Term Bond Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	220,708.466	46.91%
Calamos Short Term Bond Fund	A	US BANK NA CUST PATRICK GEBEL BENE OF THE SUZANNE M GEBEL IRA 2020 CALAMOS COURT NAPERVILLE, IL 60563	38,845.383	8.26%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Short Term Bond Fund	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	97,443.103	20.71%
Calamos Short Term Bond Fund	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	51,536.770	10.95%
Calamos Short Term Bond Fund	I	CALAMOS MARKET NEUTRAL INCOME FUND 2020 CALAMOS COURT NAPERVILLE IL 60563-3284	35,117,149.830	86.99%
Calamos Timpani Small Cap Growth Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	280,436.699	38.32%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Timpani Small Cap Growth Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	46,878.138	6.40%
Calamos Timpani Small Cap Growth Fund	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	72,024.602	9.84%
Calamos Timpani Small Cap Growth Fund	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	133,960.946	18.30%
Calamos Timpani Small Cap Growth Fund	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	45,036.042	6.15%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Timpani Small Cap Growth Fund	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	99,278.595	13.56%
Calamos Timpani Small Cap Growth Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	32,661.679	21.17%
Calamos Timpani Small Cap Growth Fund	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	29,311.464	19.00%
Calamos Timpani Small Cap Growth Fund	C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1200 STE 1800 MINNEAPOLIS MN 55401-7554	42,762.644	27.72%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Timpani Small Cap Growth Fund	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	22,396.447	14.52%
Calamos Timpani Small Cap Growth Fund	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	16,567.781	10.74%
Calamos Timpani Small Cap Growth Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,030,143.406	33.26%
Calamos Timpani Small Cap Growth Fund	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	733,429.346	8.05%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Timpani Small Cap Growth Fund	I	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	765,374.890	8.40%
Calamos Timpani Small Cap Growth Fund	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,914,164.917	21.01%
Calamos Timpani Small Cap Growth Fund	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,075,205.119	11.80%
Calamos Timpani Small Cap Growth Fund	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	410,501.035	53.15%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Timpani Small Cap Growth Fund	R6	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	51,416.657	6.66%
Calamos Timpani Small Cap Growth Fund	R6	RELIANCE TRUST CO FBO SALEM TRUST EB R/R PO BOX 570788 ATLANTA GA 30357-3114	135,113.698	17.49%
Calamos Timpani Small Cap Growth Fund	R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	146,175.604	18.93%
Calamos Timpani SMID Growth Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	4,106.251	14.76%
Calamos Timpani SMID Growth Fund	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	20,418.868	73.42%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Timpani SMID Growth Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,848,291.226	92.10%
Calamos Timpani SMID Growth Fund	R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	36,786.813	96.08%
Calamos Total Return Bond Fund	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	60,122.017	5.59%
Calamos Total Return Bond Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	79,375.926	7.38%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Total Return Bond Fund	A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 97HC3 JACKSONVILLE FL 32246-6484	87,637.192	8.15%
Calamos Total Return Bond Fund	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	165,474.102	15.39%
Calamos Total Return Bond Fund	A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	108,593.905	10.10%
Calamos Total Return Bond Fund	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	128,036.142	11.91%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Total Return Bond Fund	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	93,959.686	8.74%
Calamos Total Return Bond Fund	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	78,082.141	7.26%
Calamos Total Return Bond Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,186.584	7.12%
Calamos Total Return Bond Fund	C	US BANK NA CUST ELISA R STONE IRA ROLLOVER 2020 CALAMOS COURT NAPERVILLE, IL 60563	1,678.706	5.46%
Calamos Total Return Bond Fund	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	14,410.282	46.90%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Total Return Bond Fund	C	US BANK NA CUST DEBRA L HERROLD IRA 2020 CALAMOS COURT NAPERVILLE, IL 60563	1,812.414	5.90%
Calamos Total Return Bond Fund	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,611.394	21.52%
Calamos Total Return Bond Fund	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,736.689	5.65%
Calamos Total Return Bond Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,221,924.069	59.05%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Total Return Bond Fund	I	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	457,627.219	22.12%
Calamos Total Return Bond Fund	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	129,183.455	6.24%

To each Trust's knowledge, no change in control of such Trust has occurred since the beginning of its last fiscal year.

How Proxies Will Be Voted. All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted as indicated on the proxy card or in accordance with the voting instructions received online or by telephone, or in the discretion of the proxyholders on any other matter that may properly come before the meeting.

How to Vote. Complete, sign and date the enclosed proxy card and return it in the enclosed envelope. Alternatively, call the toll-free number on the proxy card or access the internet address on the proxy card.

Expenses. The expenses of preparing, printing and mailing the enclosed proxy cards, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Trusts. The Trusts may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Trusts. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Trusts,

Calamos Advisors, the Trusts' transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Trusts to assist in proxy solicitations. Costs associated with such additional solicitation may be significant.

Householding. The Trusts reduce the number of duplicate shareholder reports and proxy statements your household receives by sending only one copy of those documents to those addresses shared by two or more accounts. Call the Trusts at 1-866-363-9219 or write to the Trusts at the address on page one of this proxy statement to request individual copies of shareholder reports and proxy statements, or to request a single copy of shareholder reports and proxy statements if your household is receiving duplicate copies. We will begin sending your household single or multiple copies, as you request, as soon as practicable after receiving your request.

Revoking a Proxy.  At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of the Trusts at the Trusts' offices located at 2020 Calamos Court, Naperville, Illinois 60563-2787; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date.

Quorum, Voting at the Meeting, and Adjournment. For any matter that may properly come before the meeting of each Trust, a majority of the shares entitled to vote on the matter constitutes a quorum for that matter. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker nonvotes will be treated as shares that are present at the meeting but have not been voted. If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxyholders may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice. Any proposal for adjournment of the meeting for a Trust will require the vote of a majority of the shares of the Trust represented at the meeting in person or by proxy.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committees of each Trust selected Deloitte & Touche LLP ("D&T") as the independent registered public accounting firm to audit the books and records of that Trust for its fiscal year ended October 31, 2024 or December 31, 2024, as applicable. It is not currently expected that a representative of D&T will be present at the meeting.

AUDIT AND RELATED FEES

Audit Fees. D&T billed each Trust aggregate fees for professional services rendered with respect to the audits of the Trusts' annual financial statements or services that are typically provided by the accountant in connection with statutory and regulatory filings or engagements for the past two fiscal years in the following amounts:

Trust	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023
Investment Trust	$586,120	$569,521
Trust	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
Advisors Trust	$38,449	$37,439

Audit Related Fees. D&T billed each Trust aggregate fees for assurance and related services that are reasonably related to the performance of the audit of the Trusts' financial statements and not reported above for the past two fiscal years in the following amounts:

Trust	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023
Investment Trust	$182,816	$167,034
Trust	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
Advisors Trust	$17,160	$13,743

Tax Fees. D&T billed each Trust aggregate fees for professional services for tax compliance, tax advice, tax planning and tax return preparation services for the past two fiscal years in the following amounts:

Trust	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023
Investment Trust	$–	$–
Trust	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
Advisors Trust	$–	$–

All Other Fees. During the past two fiscal years, D&T did not bill either of the Trusts for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures. The charter of the audit committee of each Trust provides that the committee shall pre-approve the engagement of each Trust's independent accountant to provide audit and non-audit services to the Trust and non-audit services to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors that provides ongoing services to the Trust if the engagement relates directly to the operations or financial reporting of the Trust, including the fees and other compensation to be paid to the independent accountants, with certain exceptions. Under the charter, the committee may delegate pre-approval authority to a member of the committee, who must report any pre-approvals to the committee at its next meeting.

All services provided to each Trust described under the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees were pre-approved in accordance with the audit committee charter. There were no services provided to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors described in the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees that were required to be pre-approved by the audit committees.

Aggregate Non-Audit Fees. D&T billed each Trust aggregate fees for non-audit services for the past two fiscal years in the following amounts:

Trust	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023
Investment Trust	$–	$–
Trust	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
Advisors Trust	$–	$–

Each Trust's audit committee approved all such non-audit services.

D&T billed Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors aggregate non-audit fees in the amounts of $0 and $0 for the fiscal years ended October 31, 2024 and October 31, 2023, respectively, for services rendered. D&T billed Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors aggregate non-audit fees in the amounts of $0 and $0 for the fiscal years ended December 31, 2024 and December 31, 2023, respectively, for services rendered.

Each Trust's audit committee has considered whether D&T's provision of services (other than audit services to each Trust) to Calamos Advisors and affiliates of Calamos Advisors that provide services to the Trust is compatible with maintaining D&T's independence in performing audit services.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130, is the custodian for the assets of each Trust. The custodian is responsible for holding all cash and securities of the Funds, directly or through a book entry system, delivering and receiving payment for securities sold by the Funds, receiving and paying for securities purchased by the Funds, collecting income from investments of the Funds and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by a Fund, payment of dividends or payment of expenses of a Fund.

U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent and dividend paying agent for each Fund.

SHAREHOLDER COMMUNICATIONS

Shareholders are able to send communications to the Trusts' governance committee by mail addressed to the Secretary of the Trust at its principal office at 2020 Calamos Court, Naperville, Illinois 60563-2787. The Secretary will forward any communication received for the governance committee directly to the committee. The Trusts do not have a policy with regard to trustee attendance at special meetings.

SHAREHOLDER PROPOSALS

A shareholder proposal for inclusion in the proxy for any future special meeting of a Trust should be submitted in writing pursuant to Rule 14a-8 of the Exchange Act to the Secretary of the Trust at 2020 Calamos Court, Naperville, Illinois 60563-2787. Any such proposal must be received by us a reasonable time before we print and send proxy materials.

Copies of a Trust's bylaws are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. The Trusts will also furnish, without charge, a copy of their bylaws to a shareholder upon request. Such requests should be directed to the Trusts at 2020 Calamos Court, Naperville, Illinois 60563-2787 or by telephone at 1-866-363-9219.

By Order of the Board of
Trustees of each Trust,

/s/ Erik D. Ojala

Erik D. Ojala

Secretary

July 2, 2025

Appendix A

Series of Calamos Investment Trust

Calamos Market Neutral Income Fund

Calamos Hedged Equity Fund

Calamos Phineus Long/Short Fund

Calamos Merger Arbitrage Fund

Calamos Convertible Fund

Calamos Global Convertible Fund

Calamos Timpani Small Cap Growth Fund

Calamos Timpani SMID Growth Fund

Calamos Growth Fund

Calamos Growth and Income Fund

Calamos Dividend Growth Fund

Calamos Select Fund

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Global Equity Fund

Calamos Global Opportunities Fund

Calamos International Small Cap Growth Fund

Calamos Total Return Bond Fund

Calamos High Income Opportunities Fund

Calamos Short-Term Bond Fund

A-1

Appendix B

Procedures for Shareholder Nomination of Trustee Candidate

A Trust shareholder who wishes to nominate a candidate to a Trust's board of trustees must submit any such recommendation in writing via regular mail to the attention of the Trust's Secretary, at the address of the Trust's principal executive offices. The shareholder recommendation must include:

•  the number and class of all Fund shares owned beneficially and of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•  a description of all arrangements, agreements or understandings between the nominating shareholder and any other person or persons (including their names) pursuant to which the shareholder recommendation is being made (including the candidate), and if none, so specify;

•  a representation, which is complied with, that the nominating shareholder is a shareholder of record of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination;

•  a representation, which is complied with, that the nominating shareholder or the beneficial owner, if any, intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to shareholders entitled to cast the requisite number of votes to elect the nominee;

•  any other information relating to the nominating shareholder and beneficial owner, if any, that must be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved), or otherwise would be required, in each case pursuant to the Exchange Act and the rules and regulations promulgated thereunder;

•  a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•  information as to whether the candidate is, has been or may be an "interested person" (as such term is defined in the 1940 Act) of the

B-1

Trusts, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an "interested person," information regarding the candidate that will be sufficient for the governance committee to make such determination;

•  the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trusts, if elected;

•  the class or series and number of all shares of the Funds owned of record or beneficially by the candidate, as reported by the candidate; and

•  such other information that would be helpful to the governance committees in evaluating the candidate.

The governance committees may require the nominating shareholder to furnish other information they may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committees, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the governance committees are not required to consider such candidate.

Unless otherwise specified by the governance committees' chairman or by legal counsel to the non-interested trustees, the Trusts' Secretary will promptly forward all shareholder recommendations to the governance committees' chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committees for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committees are not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committees may dispose of the shareholder recommendation.

B-2

CALAMOS
TODAY FOR TOMORROW

PROXY CARD

SIGN, DATE ands **VOTE** on the reverse side

VOTER PROFILE:
Voter ID: 123456789 **Security ID**: 123456789
Shares Held: 1,234.567 **Household ID**: 000000

VOTE REGISTERED TO:

REG LINE1
REG LINE2
REG LINE3
REG LINE4
REG LINE5
SHAREHOLDER'S REGISTRATION PRINTED HERE
BOXES FOR TYPSETTING PURPOSES ONLY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

VOTE ON THE INTERNET

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

CONTROL NUMBER: 123456789101

VOTE BY PHONE

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative Monday through Friday 9 a.m. to 10 p.m. EST.

(800) 758-5880

VOTE BY MAIL

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

FUND NAME HERE

Trust Name Here

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON AUGUST 19, 2025

This proxy is solicited on behalf of the Board of Trustees of the above-mentioned Fund. I (we) the undersigned holder(s) of the Fund, having received notice of the meeting and the proxy statement, and revoking all prior proxies, hereby appoint John P. Calamos, Sr. and Erik D. Ojala, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund scheduled to be held on August 19, 2025, at 3:00 p.m. Central Time at the offices of Calamos Advisors LLC. 2020 Calamos Court, Naperville, Illinois 60563 and any adjournment or postponement thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the Fund which I (we) would possess if personally present.

DO YOU HAVE QUESTIONS? If you have any questions about the Special Meeting, the agenda or how to vote your proxy, please call toll-free **(800) 758-5880**. **Representatives are available to assist you** Monday through Friday 9:00 a.m. – 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders Scheduled to Be Held on August 19, 2025. The proxy material for this Meeting is available at: https://vote.proxyonline.com/Calamos/docs

---

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

FUND NAME HERE

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, each owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees. If you specify a vote for the Proposals, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for the Proposals, your shares will be voted "**FOR**" the Proposals. The proxy will be voted in accordance with the proxy holders' discretion as to any other business that may properly come before the Special Meeting of Shareholders or before any adjournment or postponement thereof.

THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	**ELECTION OF TRUSTEES:**				
	1. Hugh P. Armstrong	4. Karen L. Stuckey			
	2. John S. Koudounis	5. Christopher M. Toub	O	O	O
	3. Jeffrey S. Phlegar	6. Lloyd A. Wennlund			

INSTRUCTIONS: To withhold authority to vote for any nominee, mark the "For All Except" box and write the number associated with the nominee(s) in the space provided to the right.

	PROXY PROPOSALS:	FOR	AGAINST	ABSTAIN
2.	To amend the Agreement and Declaration of Trust to remove the ability of shareholders to remove trustees of the Trust.	O	O	O
3.	To amend the Agreement and Declaration of Trust to modernize provisions relating to shareholder meetings, remove the ability of shareholders to call shareholder meetings and remove the ability of shareholders to request certain information.	O	O	O
4.	To amend Agreement and Declaration of Trust to permit reorganizations and termination of the Trust or series of the Trust without shareholder approval unless required by applicable law.	O	O	O
5.	To amend the Agreement and Declaration of Trust to permit amendments to the Agreement and Declaration of Trust without shareholder approval.	O	O	O
6.	To amend the Agreement and Declaration of Trust to add requirements governing direct and derivative shareholder claims.	O	O	O

	MERGER PROPOSAL:	FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization which provides for (i) the transfer of all the assets of Dividend Growth Fund ("Dividend Growth") to Calamos Growth and Income Fund ("Growth and Income") in exchange solely for shares of beneficial interest of Growth and Income and the assumption by Growth and Income of all the liabilities of Dividend Growth; and (ii) the distribution by Dividend Growth of all the shares of each class of Growth and Income received by Dividend Growth to the holders of shares of the corresponding class of Dividend Growth in complete liquidation and termination of Dividend Growth. **(Proposal details found in N14 Statement titled "Calamos Dividend Growth Fund")**	O	O	O

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

FUND NAME HERE

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, each owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees. If you specify a vote for the Proposals, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for the Proposals, your shares will be voted "**FOR**" the Proposals. The proxy will be voted in accordance with the proxy holders' discretion as to any other business that may properly come before the Special Meeting of Shareholders or before any adjournment or postponement thereof.

THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	**ELECTION OF TRUSTEES:** 1. Hugh P. Armstrong 2. John S. Koudounis 3. Jeffrey S. Phlegar 4. Karen L. Stuckey 5. Christopher M. Toub 6. Lloyd A. Wennlund	○	○	○

INSTRUCTIONS: To withhold authority to vote for any nominee, mark the "For All Except" box and write the number associated with the nominee(s) in the space provided to the right. ________________

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

FUND NAME HERE

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, each owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees. If you specify a vote for the Proposals, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for the Proposals, your shares will be voted "**FOR**" the Proposals. The proxy will be voted in accordance with the proxy holders' discretion as to any other business that may properly come before the Special Meeting of Shareholders or before any adjournment or postponement thereof.

THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	**ELECTION OF TRUSTEES:** 1. Hugh P. Armstrong 2. John S. Koudounis 3. Jeffrey S. Phlegar 4. Karen L. Stuckey 5. Christopher M. Toub 6. Lloyd A. Wennlund	○	○	○

INSTRUCTIONS: To withhold authority to vote for any nominee, mark the "For All Except" box and write the number associated with the nominee(s) in the space provided to the right.

	PROXY PROPOSALS:	FOR	AGAINST	ABSTAIN
2.	To amend the Agreement and Declaration of Trust to remove the ability of shareholders to remove trustees of the Trust.	○	○	○
3.	To amend the Agreement and Declaration of Trust to modernize provisions relating to shareholder meetings, remove the ability of shareholders to call shareholder meetings and remove the ability of shareholders to request certain information.	○	○	○
4.	To amend the Agreement and Declaration of Trust to permit reorganizations and termination of the Trust or series of the Trust without shareholder approval unless required by applicable law.	○	○	○
5.	To amend the Agreement and Declaration of Trust to permit amendments to the Agreement and Declaration of Trust without shareholder approval.	○	○	○
6.	To amend the Agreement and Declaration of Trust to add requirements governing direct and derivative shareholder claims.	○	○	○

THANK YOU FOR VOTING!

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]